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                                                                     EXHIBIT 1.1


                        U.S. RESTAURANT PROPERTIES, INC.

                Common Stock, Warrants to Purchase Common Stock,
                       Preferred Stock, Depositary Shares


                             UNDERWRITING AGREEMENT


                                                                   June 29, 1999


MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
World Financial Center
North Tower
250 Vesey Street
New York, New York 10281-1305

Ladies and Gentlemen:

         U.S. Restaurant Properties, Inc. (the "Company") proposes to issue and sell an amount up to the aggregate initial public offering price of its (i) shares of common stock, par value $.001 per share (the "Common Stock"), (ii) warrants to purchase shares of Common Stock (the "Common Stock Warrants"), and
(iii) shares of preferred stock, par value $.001 per share (the "Preferred Stock"), or any combination thereof, from time to time, in or pursuant to one or more offerings on terms to be determined at the time of sale.

         The Preferred Stock will be issued in one or more series and each series of Preferred Stock may vary, as applicable, as to the title, specific number of shares, rank, stated value, liquidation preference, dividend rate or rates (or method of calculation), dividend payment dates, redemption provisions, sinking fund requirements, conversion provisions (and terms of the related Underlying Securities (as defined below)) and any other variable terms as set forth in the applicable articles supplementary (each, the "Articles Supplementary") relating to such series of Preferred Stock. A series of Preferred Stock may be represented by depositary shares (the "Depositary Shares") that are evidenced by depositary receipts (the "Depositary Receipts") issued pursuant to a deposit agreement (each, a "Deposit Agreement") among the Company, depositary identified therein (the "Depositary") and the registered holders of the Depositary Receipts issued thereunder.

         Each issue of Common Stock Warrants will be issued pursuant to a separate warrant agreement (each, a "Warrant Agreement") between the Company and the warrant agent identified therein (each, a "Warrant Agent"). The Warrants may vary, as applicable, as to, among other terms, title, type, specific number, exercise dates or periods, exercise price(s), expiration date(s) and terms of the related Underlying Securities.

         As used herein, "Securities" shall mean the Common Stock, Common Stock Warrants, Preferred Stock, Depositary Shares, or any combination thereof, initially issuable by the Company and "Underlying Securities" shall mean the Common Stock, Preferred Stock or Depositary Shares, as applicable.

         Whenever the Company determines to make an offering of Securities through Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), or through an underwriting





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syndicate managed by Merrill Lynch, the Company will enter into an agreement
(each, a "Terms Agreement") providing for the sale of such Securities to, and the purchase and offering thereof by, Merrill Lynch and such other underwriters, if any, selected by Merrill Lynch (the "Underwriters", which term shall include Merrill Lynch, whether acting as sole Underwriter or as a member of an underlying syndicate, as well as any Underwriter substituted pursuant to Section 10 hereof). The Terms Agreement relating to the offering of Securities shall specify the number or aggregate principal amount, as the case may be, of Securities to be initially issued (the "Initial Underwritten Securities"), the name of each Underwriter participating in such offering (subject to substitution as provided in Section 10 hereof) and the name of any Underwriter other than Merrill Lynch acting as co-manager in connection with such offering, the number or aggregate principal amount, as the case may be, of Initial Underwritten Securities which each such Underwriter severally agrees to purchase, whether such offering is on a fixed or variable price basis, and, if on a fixed price basis, the initial offering price, the price at which the Initial Underwritten Securities are to be purchased by the Underwriters, the form, time, date and place of delivery and payment of the Initial Underwritten Securities and any other material variable terms of the Initial Underwritten Securities, as well as the material variable terms of any related Underlying Securities. In addition, if applicable, such Terms Agreement shall specify whether the Company has agreed to grant to the Underwriters an option to purchase additional Securities to cover over-allotments, if any, and the number or aggregate principal amount, as the case may be, of Securities subject to such option (the "Option Underwritten Securities"). As used herein, the term "Underwritten Securities" shall include the Initial Underwritten Securities and all or any portion of any Option Underwritten Securities. The Terms Agreement, which shall be substantially in the form of Exhibit A hereto, may take the form of an exchange of any standard form of written telecommunication between the Company and Merrill Lynch, acting for itself, and, if applicable, as representative of any other Underwriters. Each offering of Underwritten Securities through Merrill Lynch as sole Underwriter or through an underwriting syndicate managed by Merrill Lynch will be governed by this Underwriting Agreement, as supplemented by the applicable Terms Agreement.

         The Company and U.S. Restaurant Properties Operating L.P., a Delaware limited partnership subsidiary of the Company (the "Operating Partnership"), have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-34263) for the registration of the Securities and the Underlying Securities under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule 430A or Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"). Such registration statement (as amended or supplemented prior to the date of this Underwriting Agreement, if applicable) has been declared effective by the Commission, and the Company has filed such post-effective amendments thereto, as may be required prior to the execution of the applicable Terms Agreement and each such post-effective amendment has been declared effective by the Commission. Such registration statement (as so amended, if applicable), including the information, if any, deemed to be a part thereof pursuant to Rule 430A(b) of the 1933 Act Regulations (the "Rule 430A Information") or Rule 434(d) of the 1933 Act Regulations (the "Rule 434 Information"), is referred to herein as the "Registration Statement"; and the final prospectus and the final prospectus supplement relating to the offering of the Underwritten Securities, in the forms first furnished to the Underwriters by the Company for use in connection with the offering of the Underwritten Securities, are collectively referred to herein as the "Prospectus"; provided, however, that all references to the "Registration Statement" and the "Prospectus" shall also be deemed to include all documents incorporated therein by reference pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), prior to the execution of the applicable Terms Agreement; provided, further, that if the Company files a registration statement with the Commission pursuant to Rule 462(b) of the 1933 Act Regulations (the "Rule 462(b) Registration Statement"), then all references to "Registration Statement" shall also be deemed to include the Rule 462(b) Registration Statement; and provided, further, that if the Company elects to rely upon Rule 434 of the 1933 Act Regulations, then all references to "Prospectus" shall also be deemed to include the final or






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preliminary prospectus and the applicable term sheet or abbreviated term sheet
(the "Term Sheet"), as the case may be, in the forms first furnished to the Underwriters by the Company in reliance upon Rule 434 of the 1933 Act Regulations, and all references to the date of the Prospectus shall mean the date of the Term Sheet. A "preliminary prospectus" shall be deemed to refer to
(i) any prospectus used before the Registration Statement became effective and
(ii) any prospectus that omitted, as applicable, the Rule 430A Information, the Rule 434 Information or other information to be included upon pricing in a form of prospectus filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations and was used after such effectiveness and prior to the initial delivery of the Prospectus to the Underwriters by the Company. For purposes of this Underwriting Agreement, all references to the Registration Statement, Prospectus, Term Sheet or preliminary prospectus or to any amendment or supplement to any of the foregoing shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

         All references in this Underwriting Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Underwriting Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include the filing of any document under the 1934 Act which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

         SECTION 1. Representations and Warranties of the Company and the Operating Partnership.

         (a) The Company and the Operating Partnership represent and warrant, jointly and severally, to the Underwriters, as of the date hereof, as of the Closing Time (as defined below) and, if applicable, as of each Date of Delivery (as defined below) (in each case, a "Representation Date"), as follows:

                  (i) The Company meets the requirements for use of Form S-3 under the 1933 Act. The Registration Statement (including any Rule 462(b) Registration Statement) has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement (or such Rule 462(b) Registration Statement) has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with. At the respective times the Registration Statement (including any Rule 462(b) Registration Statement) and any post-effective amendments thereto (including the filing of the Company's most recent Annual Report on Form 10-K with the Commission (the "Annual Report on Form 10-K")) became effective and at each Representation Date, the Registration Statement (including any Rule 462(b) Registration Statement) and any amendments thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the date of the Prospectus, at the Closing Time and at each Date of Delivery, if any, neither the Prospectus nor any amendments and supplements thereto included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Company elects to rely upon Rule 434 of the 1933 Act Regulations, the Company will comply with the requirements of Rule 434. Notwithstanding the foregoing, the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing


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         by any Underwriter through Merrill Lynch expressly for use in the
         Registration Statement or the Prospectus.

                  (ii) Each preliminary prospectus and prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with the offering of Underwritten Securities will, at the time of such delivery, be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                  (iii) The documents incorporated by reference or deemed to be incorporated by reference in the Registration Statement and the Prospectus pursuant to Item 12 of Form S-3 under the 1933 Act, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations"), and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective and as of the applicable Representation Date, did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (iv) Deloitte & Touche LLP, the accounting firm that audited the financial statements and supporting schedules included in, or incorporated by reference into, the Registration Statement and Prospectus, are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

                  (v) The financial statements (including any and all amendments thereto) included in, or incorporated by reference into, the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly the financial position of the respective entity or entities presented therein at the respective dates indicated and the results of their operations for the respective periods specified. Except as otherwise stated in the Registration Statement and Prospectus, such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. The supporting schedules included or incorporated by reference in the Registration Statement and the Prospectus present fairly the information required to be stated therein. The Company's ratios of earnings to fixed charges (actual and, if any, pro forma) included in the Prospectus under the caption "Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends" and in Exhibit 12 to the Registration Statement have been calculated in compliance with Item 503(d) of Regulation S-K of the Commission. The financial information and data included in the Registration Statement and the Prospectus present fairly the information included therein and have been prepared on a basis consistent with that of the financial statements included or incorporated by reference in the Registration Statement and the Prospectus and the books and records of the respective entities presented therein. Pro forma financial information included in or incorporated by reference in the Registration Statement and the Prospectus has been prepared in accordance with the applicable requirements of the 1933 Act, the 1933 Act Regulations and guidelines of the American Institute of Certified Public Accountants with respect to pro forma financial information and includes all adjustments necessary to present fairly the pro forma financial position of the Company at the respective dates indicated and the results of operations for the respective periods specified.





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                  (vi) No stop order suspending the effectiveness of the
         Registration Statement or any part thereof has been issued and no proceeding for that purpose has been instituted or is pending or, to the knowledge of the Company, threatened by the Commission or by the state securities authority of any jurisdiction, and any request on the part of the Commission for additional information has been complied with. No order preventing or suspending the use of the Prospectus has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission or by the state securities authority of any jurisdiction.

                  (vii) The Company has been duly formed and is validly existing as a corporation in good standing under the laws of the State of Maryland, is duly qualified to do business as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification (except where the failure to be so qualified would not have a material adverse effect on the condition, financial or otherwise, or in the earnings, assets, business affairs or business prospects of the Company or the Subsidiaries (as defined below), considered as a whole (a "Material Adverse Effect")), and has all corporate power and authority necessary to own or hold its properties and its interests in its Subsidiaries, to conduct the business in which it is engaged and to enter into and perform its obligations under this Underwriting Agreement. Except for the Subsidiaries, the Company owns no direct or indirect equity or other beneficial interest in any corporation, partnership, joint venture or other business entity.

                  (viii) The Operating Partnership has been duly formed and is validly existing as a limited partnership under the laws of the State of Delaware, is duly qualified to do business as a foreign limited partnership in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification (except where the failure to be so qualified would not have a Material Adverse Effect), and has all partnership power and authority necessary to own or hold its properties and its interests in its Subsidiaries, to conduct the business in which it is engaged and to enter into and perform its obligations under this Underwriting Agreement. USRP Managing, Inc., a wholly owned Delaware corporate subsidiary of the Company ("USRP Managing"), is the sole general partner of the Operating Partnership. The Agreement of Limited Partnership of the Operating Partnership (the "Operating Partnership Agreement") is in full force and effect, and the aggregate percentage interests of the Company, USRP Managing and the limited partners in the Operating Partnership are as contained in the Prospectus. To the extent the Underwritten Securities are issued in accordance with this Underwriting Agreement, (i) the percentage interest of the partners in the Operating Partnership will be adjusted accordingly and (ii) the Company will contribute the proceeds from the sale of the Underwritten Securities to the Operating Partnership in exchange for a number of units of limited partner interest ("Units") equal to the number of Underwritten Securities issued.

                  (ix) USRP Managing has been duly formed and is validly existing as a corporation in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification (except where the failure to be so qualified would not have a Material Adverse Effect), and has all corporate power and authority necessary to own or hold its assets, to conduct the business in which it is engaged and to enter into this Underwriting Agreement. All of the issued and outstanding capital stock of USRP Managing has been duly authorized and validly issued and is fully paid and nonassessable, is owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim, restriction or equities and has been offered and sold in compliance with all applicable laws (including, without limitation, federal or state securities laws). No shares of capital stock of USRP Managing are reserved for any purpose, and there are no outstanding securities convertible into or exchangeable









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         for any capital stock of USRP Managing, and no outstanding options, rights (preemptive or otherwise) or warrants to purchase or to subscribe for shares of such capital stock or any other securities of USRP Managing.

                  (x) All of the subsidiaries (as defined in the 1933 Act Regulations) of the Company, including the Operating Partnership and USRP Managing, are listed on Schedule A hereto (collectively, the "Subsidiaries"). Each of the Subsidiaries has been duly incorporated or formed, as the case may be, and is an existing corporation, general or limited partnership, or other legal entity, as the case may be, in good standing under the laws of its jurisdiction of incorporation or formation, as the case may be. Each of the Subsidiaries has full power (corporate and other) and authority to own or hold its properties and to conduct the business in which it is engaged, and is duly qualified or registered to do business in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification or registration, except where the failure to be so qualified or registered, considering all such cases in the aggregate, would not have a Material Adverse Effect.

                  (xi) All of the issued and outstanding capital stock or ownership interests of each Subsidiary have been duly authorized and are validly issued, fully paid and nonassessable and, except for the 6.9% limited partner interest in the Operating Partnership which is owned by QSV Properties, Inc. ("QSV") and the .02% limited partner interests owned by certain sellers of properties to the Operating Partnership, is wholly owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                  (xii) The Company has authorized, issued and outstanding capital stock as set forth in its quarterly report on Form 10-Q for the quarter ended March 31, 1999. All of the issued and outstanding shares of capital stock of the Company have been duly authorized and are validly issued, fully paid and nonassessable and conform to the description thereof in the Registration Statement and the Prospectus. The stockholders of the Company have no preemptive or similar rights with respect to the Underwritten Securities.

                  (xiii) Except for transactions described in the Prospectus and transactions in connection with dividend reinvestment plans, stock option and other employee benefit plans, there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of, any shares of capital stock of or partnership or other equity interest in the Company or any Subsidiary, except for the shares of Common Stock which may be issued in exchange for Units.

                  (xiv) If the Underwritten Securities being sold pursuant to the applicable Terms Agreements include Common Stock, such Underwritten Securities have been, or as of the date of such Terms Agreement will have been, duly authorized by the Company for issuance and sale pursuant to this Underwriting Agreement and such Terms Agreement. Such Underwritten Securities, when issued and delivered by the Company pursuant to this Underwriting Agreement and such Terms Agreement against payment of the consideration therefor specified in such Terms Agreement, will be validly issued, fully paid and nonassessable and will not be subject to preemptive or other similar rights of any securityholder of the Company. No holder of such Underwritten Securities is or will be subject to personal liability by reason of being such a holder.

                  (xv) If the Underwritten Securities being sold pursuant to the applicable Terms Agreement include Preferred Stock and/or Depositary Shares, such Underwritten Securities have been, or as of the date of such Terms Agreement will have been, duly authorized by the Company







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         for issuance and sale pursuant to this Underwriting Agreement and such
         Terms Agreement. The applicable Preferred Stock, when issued and delivered by the Company pursuant to this Underwriting Agreement and such Terms Agreement against payment of the consideration therefor, or for the related Depositary Shares, as the case may be, specified in such Terms Agreement, will be validly issued, fully paid and nonassessable and will not be subject to preemptive or other similar rights of any securityholder of the Company. In addition, upon deposit by the Company of any Preferred Stock represented by Depositary Shares with the applicable Depositary and the execution and delivery by such Depositary of the Depositary Receipts evidencing such Depositary Shares, in each case pursuant to the applicable Deposit Agreement, such Depositary Shares will represent legal and valid interests in such Preferred Stock. No holder of such Preferred Stock or Depositary Receipts evidencing Depositary Shares is or will be subject to personal liability by reason of being such a holder. The applicable Articles Supplementary will be in full force and effect prior to the Closing Time.

                  (xvi) If the Underwritten Securities being sold pursuant to the applicable Terms Agreement include Depositary Shares, the applicable Deposit Agreement has been, or prior to the issuance of such Depositary Shares will have been, duly authorized, executed and delivered by the Company and, upon such authorization, execution and delivery, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law). Each registered holder of a Depositary Receipt under the applicable Deposit Agreement will be entitled to the proportional rights, preferences and limitations of the Preferred Stock represented by the Depositary Shares evidenced by such Depositary Receipt and to such other rights as are granted to such registered holder in such Deposit Agreement.

                  (xvii) If the Underwritten Securities being sold pursuant to the applicable Terms Agreement include Warrants, such Underwritten Securities have been, or as of the date of such Terms Agreement will have been, duly authorized by the Company for issuance and sale pursuant to this Underwriting Agreement and such Terms Agreement. Such Underwritten Securities, when issued and authenticated in the manner provided for the applicable Warrant Agreement and delivered against payment of the consideration therefor specified in such Terms Agreement, will constitute valid and binding obligations of the Company, entitled to the benefits provided by such Warrant Agreement and enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law).

                  (xviii) If the Underwritten Securities being sold pursuant to the applicable Terms Agreement include Warrants, each applicable Warrant Agreement has been, or prior to the issuance of such Underwritten Securities will have been, duly authorized, executed and delivered by the Company and, upon such authorization, execution and delivery, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law).





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                  (xix) If the Underlying Securities related to the Underwritten
         Securities being sold pursuant to the applicable Terms Agreement include Common Stock, Preferred Stock or Depositary Shares, such Underlying Securities have been, or as of the date of such Terms Agreement will have been, duly authorized and reserved for issuance by the Company upon exercise of the Common Stock Warrants. If the Underlying Securities include Common Stock or Preferred Stock, such Underlying Securities, when issued upon such exercise or conversion, as applicable, will be validly issued, fully paid and nonassessable and will not be subject to preemptive or other similar rights of any securityholder of the Company. If the Underlying Securities include Depositary Shares, such Underlying Securities, upon deposit by the Company of the Preferred Stock represented thereby with the applicable Depositary and the execution and delivery by such Depositary of the Depositary Receipts evidencing such Depositary Shares, in each case pursuant to the applicable Deposit Agreement, will represent legal and valid interests in such Preferred Stock. No holder of such Common
         Stock, Preferred Stock or Depositary Receipts evidencing Depositary Shares is or will be subject to personal liability by reason of being such a holder.

                  (xx) The Underwritten Securities being sold pursuant to the applicable Terms Agreement, Deposit Agreement and Warrant Agreement, as of each Representation Date, and any Underlying Securities, when issued and delivered in accordance with the terms of the related Underwritten Securities, will conform in all material respects to the statements relating thereto contained in the Prospectus and will be in substantially the form filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement.

                  (xxi) Except as contemplated in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) the Company and its Subsidiaries have not incurred any liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course of business, that are material to the Company and its Subsidiaries on a consolidated basis, (ii) there has not been any material change in the capital stock or structure, short-term debt or long-term debt of the Company and its Subsidiaries or any material adverse change, or any development that is reasonably likely to involve a prospective material adverse change, in the condition (financial or other), business, prospects, net worth or results of operations of the Company and its Subsidiaries on a consolidated basis, and (iii) except for regular dividends on the Common Stock, in amounts per share that are consistent with past practice or the charter documents of the Company, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  (xxii) Except as set forth in the Prospectus, there is not pending or, to the knowledge of the Company, threatened any litigation, action, suit or proceeding to which the Company, any of its Subsidiaries or any of its officers or directors is a party, or that any of its properties or other assets is the subject of, before or by any court or governmental agency or body, that is reasonably likely to have a Material Adverse Effect or might materially and adversely affect the properties or other assets of the Company and its Subsidiaries.

                  (xxiii) During the period of at least the last 24 calendar months prior to the date of this Underwriting Agreement, the Company has timely filed with the Commission all documents and other material required to be filed pursuant to Sections 13, 14 and 15(d) under the 1934 Act. During the period of at least the last 36 calendar months preceding the filing of the Registration Statement, the Company has filed all reports required to be filed pursuant to Sections 13, 14 and 15(d) under the 1934 Act. Immediately preceding the filing of the Registration Statement, the






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         aggregate market value of the Company's voting stock held by non-affiliates of the Company was equal to or greater than $150 million.

                  (xxiv) There are no contracts or documents of the Company that are required to be filed as exhibits to the Registration Statement or to any of the documents incorporated by reference therein by the 1933 Act, the 1934 Act, the 1933 Act Regulations or the 1934 Act Regulations that have not been so filed. All of the contracts to which any of the Company or its Subsidiaries is a party (i) have been duly authorized, executed and delivered by such entity, constitute valid and binding agreements of such entity and are enforceable against such entity in accordance with the terms thereof, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and (B) general equity principles and limitations on the availability of equitable relief or
         (ii) in the case of any contract to be executed at or before the Closing Time, will at the Closing Time be duly authorized, executed and delivered by the Company and/or a Subsidiary, and constitute valid and binding agreements of such entity enforceable against each entity in accordance with the terms thereof, except as such enforcement may be limited by (x) bankruptcy, insolvency, reorganization or similar other laws affecting creditors' rights generally and (y) general equity principles and limitations on the availability of equitable relief.

                  (xxv) The Company and the Operating Partnership have full corporate power and authority to enter into this Underwriting Agreement and the applicable Terms Agreement. This Underwriting Agreement and the applicable Terms Agreement have been duly authorized, executed and delivered by the Company and the Operating Partnership.

                  (xxvi) The execution and performance of this Underwriting Agreement, the applicable Terms Agreement and each applicable Warrant Agreement, Deposit Agreement and any other agreement or instrument entered into or issued or to be entered into or issued by the Company in connection with the transactions contemplated herein and in the Registration Statement and the Prospectus and the consummation of the transactions contemplated herein and therein will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any agreement or instrument to which the Company or its Subsidiaries is a party or by which they are bound or to which any of the property or other assets of the Company or its Subsidiaries is subject, (ii) the articles of incorporation, charter, by-laws, certificate of general or limited partnership, partnership agreement or other organizational document, as applicable, of the Company or its Subsidiaries, or (iii) to the best of the Company's knowledge, any statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or its Subsidiaries or any of their properties or other assets; no consent, approval, authorization or order of, filing with, or notice to any court or governmental agency or body is required for the consummation of the transactions contemplated by this Underwriting Agreement in connection with the issuance or sale of the Underwritten Securities by the Company, except such as may be required under the 1933 Act and applicable state securities, blue sky, or real estate syndication laws, if any, or pursuant to the listing requirements of the New York Stock Exchange ("NYSE"). The issuance of the Underwritten Securities will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement, evidence of indebtedness, contract or other agreement or instrument to which the Company or its Subsidiaries are a party.

                  (xxvii) The Company and its Subsidiaries have complied in all respects with all laws, regulations and orders applicable to them or their respective businesses, except where the failure to be so in compliance would not have a Material Adverse Effect; the Company and its Subsidiaries are not in default under any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or evidence of indebtedness, lease, contract or other agreement or instrument to which they are a party or by which they or any of their properties or other assets are bound, violation of which would individually or in the aggregate have a Material Adverse Effect, and no other party under any such agreement or instrument to which the Company or its Subsidiaries are a party is, to the knowledge of the Company, in default in any material respect thereunder; and the Company and its Subsidiaries are not in violation of their respective articles of incorporation, charter, by-laws, certificate of general or limited partnership, partnership agreement or other organizational documents, as the case may be.

                  (xxviii) No labor dispute with the employees of the Company or its Subsidiaries exists or, to the knowledge of the Company or the Operating Partnership, is imminent; and neither the Company nor the Operating Partnership is aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors which might be expected to have a Material Adverse Effect.

                  (xxix) No authorization, approval, consent or order of any court or governmental authority or agency is required that has not been obtained in connection with the consummation by the Company or the Operating Partnership of the transactions contemplated by this Underwriting Agreement or the applicable Terms Agreement except such as may be required under the 1933 Act or the 1933 Act Regulations or state or foreign securities laws or real estate syndication laws or such as have been received prior to the date of this Underwriting Agreement.

                  (xxx) Commencing with the taxable year ending December 31, 1997, the Company has been, and upon the sale of the Underwritten Securities, the Company will continue to be, organized and operated in conformity with the requirements for qualification as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the "Code"), and its proposed method of operation will enable it to continue to meet the requirements for taxation as a real estate investment trust under the Code. The Company has no intention of changing its operations or engaging in activities which would cause it to fail to qualify, or make economically undesirable its continued qualification, as a real estate investment trust.

                  (xxxi) Neither the Company nor any Subsidiary is required to be registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or is or will become a "holding company" or a "subsidiary company" of a "registered holding company" as defined in the Public Utility Holding Company Act of 1935, as amended.

                  (xxxii) The Company and its Subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and neither the Company nor any of its Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its Subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

                  (xxxiii) The Company and its Subsidiaries possess such material certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, or proposed to be conducted by them, and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

                  (xxxiv) Except as disclosed in the Prospectus and except for persons who received Units in the Operating Partnership in connection with transactions with the Operating Partnership, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company or the Operating Partnership under the 1933 Act.

                  (xxxv) The Underwritten Securities have been approved for listing on the NYSE, subject to official notice of issuance.

                  (xxxvi) Except for those properties listed on Schedule B below as being subject to leases, the Company and each of its Subsidiaries have good and marketable title to all properties and assets, as described in the Prospectus, owned by them, free and clear of all liens, charges, encumbrances, claims, restrictions or defects, except such as are described in the Prospectus or are not material in relation to the business or operations of the Company and its Subsidiaries, and the Company and its Subsidiaries have valid, subsisting and enforceable leases for the properties listed on Schedule B hereto as leased to the Company and its Subsidiaries, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such properties by the Company and its Subsidiaries; all liens, charges, encumbrances, claims or restrictions on or affecting any of the properties or the assets of the Company and its Subsidiaries which are required to be disclosed in the Prospectus are disclosed therein; except for the tenants listed on Schedule C hereto, no tenant under any of the leases pursuant to which the Company or its Subsidiaries lease their properties has an option or right of first refusal to purchase the premises demised under such lease; to the best of the Company's knowledge, the use and occupancy of each of the properties of the Company and its Subsidiaries complies in all material respects with all applicable codes and zoning laws and regulations; the Company and its Subsidiaries have no knowledge of any pending or threatened condemnation or zoning change that will in any material respect affect the size of, use of, improvement of, construction on, or access to any of the properties of the Company and its Subsidiaries; and the Company and its Subsidiaries have no knowledge of any pending or threatened proceeding or action that will in any manner materially affect the size of, use of, improvements or construction on, or access to any of the properties of the Company or its Subsidiaries.

                  (xxxvii) Title insurance in favor of the Company and its Subsidiaries is maintained with respect to each of the properties owned by them in an amount at least equal to the cost of acquisition of such property.

                  (xxxviii) The mortgages and deeds of trust encumbering the properties and assets described or referred to in the Prospectus are not convertible into the equity securities of the Company or any Subsidiary and such mortgages and deeds of trust are not and will not be cross-defaulted or cross-collateralized with any property not owned by the Operating Partnership.

                  (xxxix) Except as would not, singularly or in the aggregate, have a Material Adverse Effect, (i) there does not exist on any of the properties owned or operated by the Company or its Subsidiaries any Hazardous Materials (as defined below) in unlawful quantities, (ii) there has not occurred on or off such properties any unlawful spills, releases, discharges or disposal of

         Hazardous Materials and (iii) the Company and its Subsidiaries have not failed to comply with all applicable local, state and federal environmental laws, regulations, ordinances and administrative and judicial orders relating to the generation, recycling, sale, storage, handling, transport and disposal of any Hazardous Materials.

                  As used herein, "Hazardous Material" shall include, without limitation, any flammable explosives, radioactive materials, oil, petroleum, petroleum products, hazardous materials, hazardous wastes, hazardous or toxic substances, asbestos or any material as defined by any environmental laws, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601, et seq.) (CERCLA), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Section 1801, et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Section 6901, et seq.), and in the regulations adopted pursuant to each of the foregoing or by any federal, state or local governmental authority having jurisdiction over the properties owned or operated by the Company or its Subsidiaries.

                  Except for the 123 Burger King properties in the Company's portfolio at the time current management took control in May 1994, all of the properties have been, and it is contemplated that all future acquisitions will be, subjected to a Phase I or similar environmental assessment (which generally includes a site inspection, interviews and a records review, but no subsurface sampling). These assessments and certain follow-up investigations (including, as appropriate, asbestos, radon and lead surveys, additional public records review, subsurface sampling and other testing) of the properties have not revealed any environmental liability that the Company believes would have a Material Adverse Effect.

                  (xl) Property and casualty insurance in favor of each of the Company and its Subsidiaries is maintained with respect to each of the properties owned or leased by each of them in an amount and on such items as is reasonable and customary for businesses of this type.

                  (xli) The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; and neither the Company nor any of its Subsidiaries has any reason to believe that it or any of its Subsidiaries will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its businesses at a cost that would not have a Material Adverse Effect, except as described in or contemplated by the Registration Statement and the Prospectus.

                  (xlii) Each national, regional or local restaurant or service station brand or franchise identified or stated in the Prospectus as a brand or franchise being operated on a property is in actual operation on such property. Except as described in the Prospectus, each tenant (a "Tenant") of a property owned or leased by the Company is in actual possession of such property under a lease to such Tenant (each, a "Lease"). Except as disclosed in the Prospectus, each Lease is in full force and effect and neither the Company nor any of its Subsidiaries has notice of any defense to the obligations of the Tenant thereunder or any claim asserted or threatened by any person or entity, which claim would have a Material Adverse Effect. To the knowledge of the Company, no Tenant of any of the properties is in default under any of the Leases governing such properties and there is no event which, but for the passage of time or the giving of notice, or both, would constitute a material default under any of such Leases.

                  (xliii) Except as disclosed in Schedule D hereto, all Leases with Tenants are "triple net leases" and generally provide that the Tenant is responsible for property operating costs, including property taxes, insurance and maintenance.

                  (xliv) Except as specifically disclosed in the Prospectus, there is no material defect in the condition of any property, the improvements thereon, the structural elements thereof, or the mechanical systems therein, nor any material damage from casualty or other cause, nor any soil condition of any such property that will not support all of the improvements thereon without the need for unusual or new subsurface excavations, fill, footings, caissons or other installations, except for (a) ordinary wear and tear and (b) any such defect, damage or condition that has been corrected or will be corrected in the ordinary course of the business of such property as part of the Company's scheduled annual maintenance and improvement program.

                  (xlv) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as described therein, (i) there has not been any material adverse change in the assets or properties, business, results of operations or condition (financial or otherwise) of the Company or any of its Subsidiaries, whether or not arising from transactions in the ordinary course of business; (ii) neither the Company nor any of its Subsidiaries has sustained any material loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree; and (iii) neither the Company nor any of its Subsidiaries has undertaken any liability or obligation, direct or contingent, except such liabilities or obligations undertaken in the ordinary course of business.

                  (xlvi) The Company and its Subsidiaries are conducting their respective businesses in material compliance with all applicable laws, rules and regulations of the jurisdictions in which they are conducting business, including, without limitation, the Americans with Disabilities Act of 1990 and all applicable local, state and federal employment, truth-in-advertising, franchising and immigration laws and regulations, except where the failure to be so in compliance would not have a Material Adverse Effect.

                  (xlvii) No transaction has occurred between or among the Company and any of its officers or directors or any affiliate or affiliates of any such officer or director that is required by the 1933 Act to be described in and is not described or incorporated by reference in the Registration Statement and the Prospectus.

                  (xlviii) The Company has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any capital stock of the Company to facilitate the sale or resale of any of the Underwritten Securities.

                  (xlix) The Company and the Operating Partnership have not taken and will not take, directly or indirectly, any action prohibited by Regulation M under the 1934 Act.

                  (l) The assets of the Company do not constitute "plan assets" under the Employee Retirement Income Security Act of 1974, as amended.

                  (li) The Company has filed all federal, state, local and foreign income tax returns which have been required to be filed (except in any case in which the failure to so file would not have a Material Adverse Effect) and has paid all taxes required to be paid and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except, in all cases, for any such tax, assessment, fine or penalty that is being contested in good faith. To the knowledge of the Company, there are no tax returns of the Company or any of its Subsidiaries that are currently being audited by state, local or federal taxing authorities or agencies which would have a Material Adverse Effect.

                  (lii) The Company and its Subsidiaries maintain a system of internal accounting controls which the Company believes is sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management's general or specific authorization; (b) transactions are recorded as necessary to permit the preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (c) access to financial assets is permitted only in accordance with management's general or specific authorization; and (d) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (liii) Neither the Company or any of its Subsidiaries nor, to the knowledge of the Company, any employee or agent of the Company or any Subsidiary, has made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Prospectus.

                  (liv) The Company has not distributed and, prior to the later to occur of (i) the Closing Time or (ii) completion of the distribution of the Underwritten Securities, will not distribute any offering material in connection with the offering and sale of the Underwritten Securities other than the Registration Statement, the Prospectus or other materials, if any, permitted by the 1933 Act.

         (b) Any certificate signed by any officer of the Company or any of its Subsidiaries and delivered to the Underwriters or to counsel for the Underwriters shall be deemed a representation and warranty by such entity to each Underwriter as to the matters covered thereby.

         SECTION 2. Sale and Delivery to Underwriters; Closing.

         (a) The several commitments of the Underwriters to purchase the Underwritten Securities pursuant to the applicable Terms Agreement shall be deemed to have been made on the basis of the representations, warranties and agreements herein contained and shall be subject to the terms and conditions herein set forth.

         (b) Subject to the terms and conditions herein set forth, the Company may grant, if so provided in the applicable Terms Agreement, an option to the Underwriters, severally and not jointly, to purchase up to the number or aggregate principal amount, as the case may be, of the Option Underwritten Securities set forth therein at a price per Option Underwritten Security equal to the price per Initial Underwritten Security, less an amount equal to any dividends or distributions declared by the Company and paid or payable on the Initial Underwritten Securities but not payable on the Option Underwritten Securities. Such option, if granted, will expire 30 days after the date of such Terms Agreement, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Underwritten Securities upon notice by Merrill Lynch to the Company setting forth the number of Option Underwritten Securities as to which the several Underwriters are then exercising the option and the time, date and place of payment and delivery for such Option Underwritten Securities. Any such time and date of payment and delivery (each, a "Date of Delivery") shall be determined by Merrill Lynch, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, unless otherwise agreed upon by Merrill Lynch and the Company. If the option is exercised as to all or any portion of the Option Underwritten Securities, each of the Underwriters, severally and not jointly, will purchase that proportion of the total number of Option Underwritten Securities then being purchased which the number of Initial Underwritten Securities each such Underwriter has severally agreed to purchase as set forth in such Terms Agreement bears to the total number of Initial Underwritten Securities, subject to such adjustments as Merrill Lynch in its discretion shall make to eliminate any sales or purchases of a fractional number of Option Underwritten Securities.

         (c) Payment of the purchase price for, and delivery of certificates for, the Initial Underwritten Securities to be purchased by the Underwriters shall be made at the offices of Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166, or at such other place as shall be agreed upon by the Underwriters and the Company at 10:00 A.M. on the fourth business day (or the third business day if required under Rule 15c6-1 of the 1934 Act, or unless postponed in accordance with the provisions of Section 10) following the date of the applicable Terms Agreement or at such other time as shall be agreed upon by the Underwriters and the Company (such time and date of payment and delivery being herein called the "Closing Time"). In addition, in the event that any or all of the Option Underwritten Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Underwritten Securities shall be made at the above-mentioned offices of Rogers & Wells LLP, or at such other place as shall be agreed upon by the Underwriters and the Company on each Date of Delivery as specified in the notice from the Underwriters to the Company.

         Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company against delivery to the Underwriters for the respective accounts of the Underwriters of the Initial Underwritten Securities to be purchased by them. Certificates for the Initial Underwritten Securities and the Option Underwritten Securities, if any, shall be in such denominations and registered in such names as the Underwriters may request in writing at least two business days before the Closing Time or the relevant Date of Delivery, as the case may be. It is understood that each Underwriter has authorized Merrill Lynch, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Underwritten Securities and the Option Underwritten Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as representatives of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Underwritten Securities or the Option Underwritten Securities, if any, to be purchased by any Underwriters whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but any such payment shall not relieve such Underwriter from its obligations hereunder. The certificates for the Initial Underwritten Securities and the Option Underwritten Securities, if any, will be made available for examination and packaging by the Underwriters not later than 10:00 A.M. on the last business day prior to the Closing Time or the relevant Date of Delivery, as the case may be, in New York, New York.

         SECTION 3. Covenants of the Company and the Operating Partnership. Each of the Company and the Operating Partnership covenants with the Underwriters, as follows:

                  (a) The Company, subject to Section 3(b), will comply with the requirements of Rule 430A of the 1933 Act Regulations and/or Rule 434 of the 1933 Act Regulations, if and as applicable, and will notify the Underwriters immediately, and confirm the notice in writing, of (i) the effectiveness of any post-effective amendment to the Registration Statement or the filing of any supplement or amendment to the Prospectus, (ii) the receipt of any comments from the Commission, (iii) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) the issuance by the Commission of any stop order suspending the effectiveness of the

         Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Initial Underwritten Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424 and will take such steps as it deems necessary to ascertain promptly whether the Prospectus transmitted for filing under Rule 424 was received for filing by the Commission and, in the event that it was not, it will promptly file the Prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

                  (b) The Company will give the Underwriters notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b) of the 1933 Act Regulations), any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Underwriters with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Underwriters or counsel for the Underwriters shall object.

                  (c) The Company has furnished or will deliver to the Underwriters and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Underwriters, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The Registration Statement and each amendment thereto furnished to the Underwriters will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                  (d) The Company will deliver to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                  (e) If any event shall occur as a result of which it is necessary, in the reasonable opinion of counsel for the Underwriters, to amend or supplement the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, the Company will forthwith amend or supplement the Prospectus (in form and substance reasonably satisfactory to counsel for the Underwriters) so that, as so amended or supplemented, the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, and the Company will furnish to the Underwriters a reasonable number of copies of such amendment or supplement.

                  (f) The Company will endeavor, in cooperation with the Underwriters, to qualify the Underwritten Securities for offering and sale under the applicable securities laws and real estate syndication laws of such states and other jurisdictions as the Underwriters may designate. In each jurisdiction in which the Underwritten Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for so long as may be required for the distribution of the Underwritten Securities.

                  (g) With respect to each sale of Underwritten Securities, the Company will make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in said Rule 158) of the Registration Statement.

                  (h) The Company will use the net proceeds received by it from the sale of the Underwritten Securities in the manner specified in the Prospectus under "Use of Proceeds."

                  (i) The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to Sections 13, 14 or 15 of the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

                  (j) The Company will file with the NYSE all documents and notices required by the NYSE of companies that have securities listed on such exchange and will use its best efforts to maintain the listing of any Underwritten Securities listed on the NYSE.

                  (k) During a period of 30 days from the date of any Prospectus relating to the Underwritten Securities, the Company, its executive officers and the members of its Board of Directors and QSV will not, without the prior written consent of the Underwriters, directly or indirectly, sell, offer to sell, grant any option for the sale of, enter into any agreement to sell, or otherwise dispose of any securities of the same class or series or ranking on a parity with any Underwritten Securities (other than the Underwritten Securities covered by such Prospectus). This transfer restriction does not apply to (i) grants of options, and the issuance of shares in respect of such options, pursuant to a stock option plan; (ii) the issuance of shares pursuant to a dividend reinvestment plan; and (iii) the issuance of shares of Common Stock, or any security convertible into or exchangeable or exercisable for Common Stock, in connection with the acquisition of real property or an interest or interests in real property.

                  (l) If the applicable Terms Agreement specifies that any related Underlying Securities include Common Stock, Preferred Stock and/or Depositary Shares, the Company will reserve and keep available at all times, free of preemptive or other similar rights, a sufficient number of shares of Common Stock and/or Preferred Stock, as applicable, for the purpose of enabling the Company to satisfy any obligations to issue such Underlying Securities upon exercise of the related Warrants, as applicable, or upon conversion of the Preferred Stock or Depositary Shares, as applicable.

                  (m) The Company will use its best efforts to continue to meet the requirements to qualify as a "real estate investment trust" under the Code.

                  (n) During the period from the Closing Time until five years after the Closing Time, the Company and the Operating Partnership will deliver to the Underwriters, (i) promptly upon their becoming available, copies of all current, regular and periodic reports of the Company mailed to its stockholders or filed with any securities exchange or with the Commission or any governmental authority succeeding to any of the Commission's functions, and (ii) such other information concerning the Company and the Operating Partnership as the Underwriters may reasonably request.

         SECTION 4. Payment of Expenses. The Company will pay all expenses incident to the performance of its obligations under this Underwriting Agreement and the applicable Terms Agreement, including (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto; (ii) the cost of printing, or reproducing, and distributing to the Underwriters copies of this Underwriting Agreement and the applicable Terms Agreement; (iii) the preparation, issuance and delivery of the Underwritten Securities to the Underwriters, including capital duties, stamp duties and stock transfer taxes, if any, payable upon issuance of any of the Underwritten Securities, the sale of the Underwritten Securities to the Underwriters, their transfer between the Underwriters pursuant to an agreement between such Underwriters, if any, and the fees and expenses of the transfer agent for the Underwritten Securities; (iv) the fees and disbursements of the Company's counsel and accountants; (v) the qualification of the Underwritten Securities under securities laws and real estate syndication laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey; (vi) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto, of each preliminary prospectus, and of the Prospectus and any amendments or supplements thereto; (vii) the cost of printing, or reproducing, and delivering to the Underwriters copies of the Blue Sky Survey; (viii) the fee of the National Association of Securities Dealers, Inc., if any; (ix) the fees and expenses incurred in connection with the listing of the Underwritten Securities on the NYSE and (x) any transfer taxes imposed on the sale of the Underwritten Securities to the several Underwriters.

         If this Underwriting Agreement is cancelled or terminated by the Underwriters in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

         SECTION 5. Conditions of Underwriters' Obligations. The obligations of the Underwriters hereunder are subject to the accuracy, as of the date hereof and at Closing Time, of the representations and warranties of the Company and the Operating Partnership herein contained, to the performance by the Company and the Operating Partnership of their respective obligations hereunder, and to the following further conditions:

                  (a) At Closing Time, (i) no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission; (ii) if the Company has elected to rely upon Rule 430A of the 1933 Act Regulations, the public offering price of the Underwritten Securities and any price-related information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the 1933 Act Regulations within the prescribed time period, and prior to the applicable Closing Time, the Company shall have provided evidence satisfactory to the Underwriters of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the 1933 Act Regulations; and (iii) there shall not have come to the attention of the

         Underwriters any facts that would cause the Underwriters to believe that the Prospectus, at the time it was required to be delivered to purchasers of the Underwritten Securities, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at such time, not misleading. If a Rule 462(b) Registration Statement is required, such Rule 462(b) Registration Statement shall have been transmitted to the Commission for filing and have become effective within the prescribed time period and, prior to the Closing Time, the Company shall have provided to the Underwriters evidence of such filing and effectiveness in accordance with Rule 462(b) of the 1933 Act Regulations.

                  (b) At Closing Time the Underwriters shall have received:

                      (1) The favorable opinion, dated as of the Closing Time,
                  of Locke Lidell & Sapp LLP, counsel for the Company, as to which for matters of Maryland law Rogers & Wells LLP may rely upon, in form and substance reasonably satisfactory to counsel for the Underwriters, to the effect that:

                          (i) Each of the Company, the Operating Partnership,
                      and USRP Managing has been duly incorporated or formed, as the case may be, and is validly existing as a corporation, general or limited partnership, or other legal entity, as the case may be, in good standing under and by virtue of the laws of its jurisdiction of incorporation or formation, as the case may be, and has full power (corporate or other) and authority to conduct the business in which it is engaged or proposes to engage and to own, lease and operate its properties as described in the Prospectus and to enter into and perform its obligations under this Agreement and the other agreements to which it is a party, and is duly qualified or registered to do business in each jurisdiction listed on a schedule attached to such counsel's opinion. All of the issued and outstanding capital stock or ownership interests of each of the Operating Partnership and USRP Managing have been duly authorized and are validly issued, fully paid and nonassessable and, except for the 6.9% limited partner interest in the Operating Partnership owned by QSV and the .02% limited partner interests owned by certain sellers of properties to the Operating Partnership, are wholly owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                          (ii) The Company has authorized, issued and
                      outstanding capital stock as set forth or incorporated by reference in the Prospectus; all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued; and all of the issued and outstanding shares of capital stock of the Company are fully paid and nonassessable and none of them was issued in violation of any preemptive or other similar right. The Underwritten Securities have been duly authorized by the Company for issuance and sale and when issued and sold pursuant to this Underwriting Agreement will be duly and validly issued, fully paid and nonassessable and none of them will have been issued in violation of any preemptive or other similar right. Except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and, to the knowledge of such counsel, no commitment, plan or arrangement to issue, any share of capital stock of the Company or any security convertible into, exercisable for, or exchangeable for capital stock of the Company. To the best of such counsel's knowledge, no holder of any security of the Company has the right to have any security owned by such holder included for registration in the Registration Statement or to demand registration of any security owned by such holder during the 180 days after the date of this Underwriting Agreement. The issued and outstanding capital stock of the Company and the Underwritten Securities conform, or will conform, in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus. The form of certificate used to evidence the Underwritten Securities is in due and proper form and complies with all applicable statutory requirements, with any applicable requirements of the Company's organizational documents and with the requirements of the NYSE.

                          (iii) The Registration Statement has become effective
                      under the 1933 Act, the Prospectus has been filed as required by Section 1(a)(i) hereof and, to the best knowledge of such counsel, after due inquiry, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission.

                          (iv) Each part of the Registration Statement, when
                      such part became effective, and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at the Closing Time, complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations, and such counsel has no reason to believe that either (i) any part of the Registration Statement, when such part became effective or was filed under the 1933 Act or 1934 Act, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission or at the Closing Time, included an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the documents (excluding any exhibits thereto) incorporated by reference in the Registration Statement or Prospectus or any amendment or supplement thereto, when they became effective under the 1933 Act or were filed with the Commission under the 1933 Act or 1934 Act, as the case may be, complied as to form in all material respects with the requirements of the 1933 Act, the 1934 Act, the 1933 Act Regulations or the 1934 Act Regulations, as applicable; it being understood that such counsel need express no opinion as to the financial statements or other financial data included in any of the documents mentioned in this clause.

                          (v) The descriptions in the Registration Statement and
                      Prospectus of statutes, legal and governmental proceedings, contracts and other documents are accurate and fairly present the information required to be shown; and such counsel does not know of any statutes or legal or governmental proceedings required to be described in the Prospectus that are not described as required, or of any contracts or documents of a character required to be described in the Registration Statement or Prospectus (or required to be filed under the 1934 Act if upon such filing they would be incorporated by reference therein) or to be filed as exhibits to the Registration Statement that are not described and filed as required.

                          (vi) This Underwriting Agreement and the applicable
                      Terms Agreement have been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against it in accordance with their terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles; the execution, delivery and performance of this Underwriting Agreement, the applicable Terms Agreement and each applicable Warrant Agreement, Deposit Agreement and any other agreement or instrument entered into or issued or to be entered into or issued by the Company in connection with the transactions contemplated in the Underwriting Agreement and such Terms Agreement and in the Registration Statement and the Prospectus and the consummation of the transactions contemplated herein and therein, including the issuance of the Underwritten Securities, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (a) any statute, indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or evidence of indebtedness, lease, contract or other agreement or instrument known to such counsel to which the Company or its Subsidiaries are a party or by which they are bound or to which any of the property or other assets of the Company or its Subsidiaries is subject, (b) the articles of incorporation, charter, by-laws, certificate of general or limited partnership, partnership agreement, or other organizational document of the Company or any of its Subsidiaries, as applicable, or (c) any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or its Subsidiaries or any of their properties or other assets; and no consent, approval, authorization, notice to, order of, or filing with, any court or governmental agency or body is required for the consummation of the transactions contemplated by this Underwriting Agreement and the applicable Terms Agreement in connection with the issuance or sale of the Underwritten Securities by the Company, except such as have been obtained under the 1933 Act or from the NYSE.

                          (vii) Commencing with the taxable year ended December
                      31, 1997, the Company was organized and operated in conformity with the requirements for qualification as a "real estate investment trust" under the Code. The Company's proposed method of operation will permit it to continue to meet the requirements for taxation as a "real estate investment trust" under the Code. The federal income tax treatment described in the Prospectus under the caption "Federal Income Tax Considerations" has been reviewed by counsel and is accurate in all material respects.

                          (viii) The agreement of each of the Company and QSV
                      that for a period of 30 days from the date of this Underwriting Agreement they will not, except for the sale of the Underwritten Securities by the Company, without the prior written consent of Merrill Lynch, offer, sell, contract to sell, grant any option to sell, or otherwise dispose of, directly or indirectly, any share of capital stock or securities convertible into or exchangeable for, or any rights to purchase or acquire, shares of capital stock owned by them, has been duly and validly executed and delivered by them and constitutes the legal, valid and binding obligation of the Company and QSV, as the case may be, enforceable against them in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

                          (ix) To the best of such counsel's knowledge, neither
                      the Company nor any of its Subsidiaries is in violation of any term or provision of their respective articles of incorporation, charter, by-laws, certificate of general or limited partnership, partnership agreement or other organizational document, as applicable, or in violation of or default under any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or evidence of indebtedness, lease, contract, permit, judgment, decree, order, statute, rule or regulation.

                          (x) To the best of such counsel's knowledge, there is
                      no litigation or governmental or other proceeding or investigation, before any court or before or by any public body or board pending or threatened against, or involving the assets, properties or businesses of, the Company or any of its Subsidiaries, involving the Company's or any of its Subsidiaries' officers or directors or to which any of the Company's or any of its Subsidiaries' properties or other assets are subject which would have a Material Adverse Effect.

                          (xi) Neither the Company nor any of its Subsidiaries
                      is an "investment company" within the meaning of the 1940 Act.

                      (2) Middleberg, Riddle & Gianna, counsel for the Company,
                shall have furnished to the Underwriters its written opinion, as counsel to the Company, addressed to the Underwriters and dated the date of the Closing Time, in form and substance satisfactory to the Underwriters, to the effect that:

                          (i) Each of the Company's Subsidiaries (other than the
                      Operating Partnership and USRP Managing) has been duly incorporated or formed, as the case may be, and is validly existing as a corporation, general or limited partnership, or other legal entity, as the case may be, in good standing under the laws of its jurisdiction of incorporation or formation, as the case may be, and has full power (corporate or other) and authority to own or hold its properties and to conduct the business in which it is engaged, and is duly qualified or registered to do business in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification or registration, except where the failure to be so qualified or registered, considering all such cases in the aggregate, does not involve a material risk to the business, properties, financial position or results of operations of the Company and its Subsidiaries taken as a whole. All of the issued and outstanding capital stock or ownership interests of each Subsidiary (other than the Operating Partnership and USRP Managing) have been duly authorized and are validly issued, fully paid and nonassessable and are wholly owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                          (ii) To the best of such counsel's knowledge, no
                      holder of any security of the Company has the right to have any security owned by such holder included for registration in the Registration Statement or to demand registration of any security owned by such holder during the 180 days after the date of this Underwriting Agreement.

                      (3) The Underwriters shall have received from Rogers &
                Wells LLP, counsel to the Underwriters, such opinion or opinions, dated as of the Closing Time, with respect to the validity of the Underwritten Securities, the Registration Statement, the Prospectus and other related matters as the Underwriters reasonably may request, and such counsel shall have received such papers and information as they request to enable them to pass upon such matters.

                      (4) In giving its opinions required by subsection (b)(3)
                of this Section, Rogers & Wells LLP shall additionally state that such counsel has participated in conferences with officers and other representatives of the Company and the independent public accountants for the Company at which the contents of the Registration Statement and the Prospectus and related matters were discussed and in the preparation of the Prospectus and, on the basis of the foregoing, nothing has come to its attention that would lead it to believe that either the Registration Statement or any amendment thereto (excluding the financial statements and financial schedules included or incorporated by reference therein or the Statement of Eligibility, as to which such counsel need express no belief), at the time it became effective or at the time an Annual Report on Form 10-K was filed by the Company with the Commission (whichever is later), or at the Representation Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (excluding the financial statements or financial schedules included or incorporated by reference therein or the Statement of Eligibility, as to which such counsel need express no belief), at the Representation Date or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                      In giving its opinions, Rogers & Wells LLP may rely upon,
                or assume the accuracy of, (A) as to all matters of fact, certificates and written statements of officers and employees of and accountants for the Company and its Subsidiaries and (B) as to the qualification and good standing of each of the Company and its Subsidiaries to do business in any jurisdiction, certificates of appropriate government officials or opinions of counsel in such jurisdictions, and (C) in respect to the opinion by Rogers & Wells LLP only, as to certain matters of Maryland law, the opinion of Locke Lidell & Sapp LLP given pursuant to
                Section 5(b)(1) above.

         (c) At the time of execution of this Underwriting Agreement and at the Closing Time, the Underwriters shall have received a letter, dated the date of delivery thereof, from Deloitte & Touche LLP, the independent public accountants of the Company, in the form previously agreed to by the Underwriters.

         (d) The Underwriters shall have received from the Company a certificate, signed by the President or the Chairman of the Board of Directors and by the principal financial or accounting officer of the Company, dated as of the Closing Time, to the effect that, to the best of their knowledge based upon reasonable investigation:

                  (i) The representations and warranties of the Company in this Underwriting Agreement are true and correct, as if made at and as of the Closing Time, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Time.

                  (ii) No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceeding for that purpose has been instituted or is threatened by the Commission nor has any state securities authority suspended the qualification or registration of the Underwritten Securities for offering or sale in any jurisdiction.

                  (iii) Since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement or Prospectus that has not been so set forth, and there has been no document required to be filed under the 1934 Act and the 1934 Act Regulations of the Commission thereunder that upon such filing would be deemed to be incorporated by reference in the Prospectus that has not been so filed.

                  (iv) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (a) there has not been, and no development has occurred which could reasonably be expected to result in, a material adverse change in the general affairs, business, business prospects, properties, management, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement and the Prospectus and (b) neither the Company nor any of its Subsidiaries has sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus.

                  (v) such other matters as the Underwriters or the Underwriters' counsel may reasonably request.

         (e) On or prior to the Closing Time, the Underwriters shall have received the executed agreements referred to in Section 3(k).

         (f) Prior to the Closing Time, the Underwritten Securities shall have been duly authorized for listing by the NYSE, subject to official notice of issuance.

         (g) All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to the Underwriters or the Underwriter's counsel. The Company will furnish the Underwriters with such conformed copies of such opinions, certificates, letters and other documents as the Underwriters shall reasonably request and the Company shall furnish to the Underwriters such further certificates and documents as the Underwriters shall have reasonably requested.

         (h) Subsequent to the execution and delivery of this Underwriting Agreement (i) no downgrading or adverse change shall have occurred in the rating accorded any security of the Company by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) of the 1933 Act Regulations and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any security of the Company, that, in either event, makes it impractical or inadvisable, in the Underwriter's judgment, to offer or deliver the Underwritten Securities on the terms and in the manner contemplated by the Prospectus.

         (i) In the event that the Underwriters are granted an over-allotment option by the Company in the applicable Terms Agreement and the Underwriters exercise their option to purchase all or any portion of the Option Underwritten Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company or any of its Subsidiaries hereunder shall be true and correct as of each Date of Delivery, and, at the relevant Date of Delivery, Merrill Lynch shall have received:

             (1) A certificate, dated such Date of Delivery, of the President or a Vice President of the Company and the chief financial officer or chief accounting officer of the Company, confirming that the certificate delivered at the Closing Time pursuant to Section 5(d) hereof remains true and correct as of such Date of Delivery.

             (2) The favorable opinion of Locke Lidell & Sapp LLP, counsel for the Company, together with the favorable opinion of Middleberg, Riddle & Gianna, special counsel for the Company, each in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Underwritten Securities and otherwise to the same effect as the opinion required by Sections 5(b)(1) and (2) hereof.

             (3) The favorable opinion of Rogers & Wells LLP, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Underwritten Securities and otherwise to the same effect as the opinion required by Section 5(b)(3) hereof.

             (4) A letter from Deloitte & Touche LLP, in form and substance satisfactory to Merrill Lynch and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to Merrill Lynch pursuant to Section 5(c) hereof, except that the "specified date" on the letter furnished pursuant to this paragraph shall be a date not more than three business days prior to such Date of Delivery.

             (5) Since the time of execution of such Terms Agreement, there shall not have occurred a downgrading in, or withdrawal of, the rating assigned to the Underwritten Securities or any of the Company's other securities by any such rating organization, and no such rating organization shall have publicly announced that it has under surveillance or review its rating of the Underwritten Securities or any of the Company's other securities.

     SECTION 6. Indemnification.

     (a) Each of the Company and the Operating Partnership agrees, jointly and severally, to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

         (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company or the Operating Partnership by any Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto);

         (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever for which indemnification is provided under subsection (i) above if such settlement is effected with the written consent of the indemnifying party; and

         (iii) against any and all expense whatsoever, as incurred (including, subject to Section 6(c) hereof, the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever for which indemnification is provided under subsection (i) above, to the extent that any such expense is not paid under (i) or (ii) above.

     (b) Each Underwriter severally agrees to indemnify and hold harmless the Company and the Operating Partnership and each person, if any, who controls the Company and the Operating Partnership within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company or the Operating Partnership by such Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

     (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action. If it so elects within a reasonable time after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may assume the defense of such action with counsel chosen by it and reasonably approved by the indemnified parties defendant in such action; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. If an indemnifying party assumes the defense of such action, the indemnifying parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel) (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, (ii) the indemnifying party does not promptly retain counsel reasonably satisfactory to the indemnified party or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. The indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as required by this Section 6, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and
(iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

     SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying parties, on the one hand, and the indemnified parties, on the other hand, from the offering of the Underwritten Securities pursuant to the applicable Terms Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying parties, on the one hand, and of the indemnified parties, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Company and the Operating Partnership, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Underwritten Securities pursuant to the applicable Terms Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of such Underwritten Securities (before deducting expenses) received by the Company and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet, bear to the aggregate initial public offering price of such Underwritten Securities as set forth on such cover.

     The relative fault of the Company and the Operating Partnership, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Operating Partnership or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company, the Operating Partnership and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section
7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

     Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Underwritten Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or the Operating Partnership within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act shall have the same rights to contribution as the Company or the Operating Partnership, as the case may be. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Underwritten Securities set forth opposite their respective names in the applicable Terms Agreement and not joint.

     SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Underwriting Agreement or the applicable Terms Agreement, or contained in certificates of the officers of the Company or the Operating Partnership submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any termination of the applicable Terms Agreement, or any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company or the Operating Partnership and shall survive delivery of the Underwritten Securities to the Underwriters.

     SECTION 9. Termination of Agreement.

     (a) This Underwriting Agreement (excluding the applicable Terms Agreement) may be terminated for any reason at any time by the Company or by Merrill Lynch upon the giving of 30 days' prior written notice of such termination to the other party hereto.

     (b) The Underwriters may terminate the applicable Terms Agreement, by notice to the Company, at any time at or prior to Closing Time (i) if there has been, since the date of such Terms Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change, affecting the Company and its Subsidiaries as a whole, in the condition, financial or otherwise, or in the earnings, assets, business affairs or business prospects of the Company and its Subsidiaries, whether or not arising in the ordinary course of business; (ii) if there has occurred any material adverse change in the financial markets in the United States, or any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic condition, in each case the effect of which is such as to make it, in judgement of the Underwriters, impracticable or inadvisable to (x) commence or continue the offering of Underwritten Securities to the public, or (y) enforce contracts for the sale of the Underwritten Securities; or (iii) if trading in the Common Stock has been suspended by the Commission or if trading generally on either the NYSE or the American Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said Exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either federal, New York or Maryland authorities.

     (c) In the event of any such termination, in respect to this Underwriting Agreement or such terminated Terms Agreement, (x) the covenants set forth in
Section 3 with respect to any offering of Underwritten Securities shall remain in effect so long as any Underwriter owns any such Underwritten Securities purchased from the Company pursuant to the applicable Terms Agreement and (y) the covenant set forth in Section 3(g) hereof, the provisions of Section 4 hereof, the indemnity and contribution agreements set forth in Sections 6 and 7 hereof, and the provisions of Sections 8 and 13 hereof shall remain in effect.

     SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at Closing Time to purchase the Underwritten Securities which it or they are obligated to purchase under the applicable Terms Agreement (the "Defaulted Securities"), the non-defaulting Underwriters shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth. If, however, the Underwriters shall not have completed such arrangements within such 24-hour period, then:

         (a) if the number of Defaulted Securities does not exceed 10% of the Underwritten Securities to be purchased pursuant to such Terms Agreement, each of the non-defaulting Underwriters named in such Terms Agreement shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

         (b) if the number of Defaulted Securities exceeds 10% of the Underwritten Securities to be purchased pursuant to such Terms Agreement, the applicable Terms Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

         No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default under this Agreement and the applicable Terms Agreement.

         In the event of any such default which does not result in a termination of the applicable Terms Agreement, each of the Underwriters or the Company shall have the right to postpone Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements.

     SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to Merrill Lynch & Co., Merrill Lynch, Pierce Fenner & Smith Incorporated at Merrill Lynch World Headquarters, North Tower, World Financial Center, New York, N.Y. 10281-1201, attention of John Case (with copy, which shall not constitute notice, to Jay L. Bernstein, Esq., c/o Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166); notices to the Company and the Operating Partnership shall be directed to any of them at Robert J. Stetson c/o the Company at 5310 Harvest Hill Road, Suite 270, Dallas, Texas 75230 (with copy, which shall not constitute notice, to Kenneth L. Betts, Esq., c/o Locke Liddle & Sapp LLP, 2200 Ross Avenue, Suite 2200, Dallas, Texas 75201).

     SECTION 12. Parties. This Underwriting Agreement and the applicable Terms Agreement shall each inure to the benefit of and be binding upon the parties hereto and their respective successors. Nothing expressed or mentioned in this Underwriting Agreement or the applicable Terms Agreement is intended or shall be construed to give any person, firm or corporation, other than those referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Underwriting Agreement or the applicable Terms Agreement or any provision herein or therein contained. This Underwriting Agreement and the applicable Terms Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the parties hereto and thereto and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Underwritten Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     SECTION 13. Governing Law and Time. This Underwriting Agreement and the Terms Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Specified times of day refer to New York City time.

     SECTION 14. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between Merrill Lynch, the Company and the Operating Partnership in accordance with its terms.

                              Very truly yours,

                              U.S. RESTAURANT PROPERTIES, INC.


                              By:
                                 -----------------------------------------------
                                 Name:     Robert J. Stetson
                                 Title:  Chief Executive Officer and President


                              U.S. RESTAURANT PROPERTIES OPERATING L.P.

                              By: USRP Managing, Inc., its general partner


                              By:
                                 -----------------------------------------------
                                 Name:     Robert J. Stetson
                                 Title:    Chief Executive Officer and President



CONFIRMED AND ACCEPTED,
as of the date first above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH
                     INCORPORATED


By:
   ------------------------------------------
    Name:
    Title:

                                    Exhibit A

                        U.S. RESTAURANT PROPERTIES, INC.
                            (a Maryland corporation)

                                  June 29, 1999

                                 TERMS AGREEMENT




To:      U.S. Restaurant Properties, Inc.
         5310 Harvest Hill Road
         Suite 270
         Dallas, Texas 75230

Ladies and Gentlemen:

         We understand that U.S. Restaurant Properties, Inc., a Maryland corporation (the "Company"), proposes to issue and sell 1,010,000 shares of its common stock, par value $.001 per share (the "Common Stock") (such securities also being hereinafter referred to as the "Initial Underwritten Securities"). Subject to the terms and conditions set forth or incorporated by reference herein, the underwriters named below (the "Underwriters") offer to purchase, severally and not jointly, the number of Underwritten Securities opposite their names set forth below at the purchase price set forth below, and a proportionate share of Option Underwritten Securities set forth below, to the extent any are purchased.



                                         NUMBER OF INITIAL UNDERWRITTEN
       UNDERWRITER                                 SECURITIES
----------------------------             ------------------------------

Merrill Lynch & Co.                               710,000

Warburg Dillon Read LLC                           300,000
                                                ---------
Total                                           1,010,000
                                                =========




     The Underwritten Securities shall have the following terms:


                                  Common Stock

Title:   Common Stock, par value $.001 per share

Number of Initial Underwritten Securities: 1,010,000

Number of Option Underwritten Securities: 151,500

Purchase price per share:  $20.375

Listing requirements:  New York Stock Exchange

Lock-up provisions:  30 days, applicable to the Company, its executive officers and members of its Board of Directors

Closing date and location:  July 6, 1999, Rogers & Wells LLP, 200 Park Avenue,
                            New York, New York 10166

     All of the provisions contained in the Underwriting Agreement to which this Terms Agreement is attached are hereby incorporated by reference in their entirety herein and shall be deemed to be a part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Terms defined in such document are used herein as therein defined.

     Please accept this offer no later than June 29, 1999 by signing a copy of this Terms Agreement in the space set forth below and returning the signed copy to us.


                                 Very truly yours,


                                 MERRILL LYNCH, PIERCE, FENNER & SMITH
                                             INCORPORATED




                                 By:
                                    --------------------------------------------
                                    Name:
                                    Title:

                                 [Acting on behalf of itself and the other named Underwriters.]



U.S. RESTAURANT PROPERTIES, INC.


By:
   ------------------------------------------------
    Name:    Robert J. Stetson
    Title:   Chief Executive Officer and President


U.S. RESTAURANT PROPERTIES OPERATING L.P.

By: USRP Managing, Inc., its general partner


By:
   ------------------------------------------------
    Name:     Robert J. Stetson
    Title:    Chief Executive Officer and President

                                   SCHEDULE A

                                  SUBSIDIARIES

                                                                                           U.S.
                                                                   U.S.                 Restaurant
                                              # of             Restaurant      USRP     Properties     USRP       Restaurant
                                              Props            Properties,   Managing   Operating    Renovation  Acquisition
               OWNER -->                      Owned    State       Inc.        Inc.        L.P.        Corp.        Corp.
-------------------------------------------   -----    -----   -----------   --------   ----------   ----------  -----------
                OWNEE
USRP Managing, Inc.                                      DE      100.00%
USRP Renovation Corp.                                    TX      100.00%
Restaurant Acquisition Corp.                             TX      100.00%
Restaurant Funding, Inc.                                 TX      100.00%
Restaurant Contractor Corp.                              TX      100.00%
U.S. Restaurant Properties Operating L.P.       576      DE       90.69%       1.00%
Restaurant Property Partners, L.P.                5      TX                                99.00%
USRP (West Virginia) Partners, L.P.               2      TX                                99.00%      1.00%
Restaurant Renovation Partners, L.P.              3      TX                                99.00%                    1.00%
U.S. Restaurant Properties Development L.P.              TX                                99.00%
USRP (Carolina), Ltd.                             3      TX                                99.00%                    1.00%
USRP (Lincoln), Ltd.                              5      TX                                99.00%                    1.00%
USRP (Norman), Ltd.                               2      TX                                99.00%                    1.00%
USRP (Consolidating), LLC                        58      TX                               100.00%
USRP (DeeDee), LLC                                7      TX                               100.00%
USRP (Sybra), LLC                                 6      TX                               100.00%
USRP (Ribbit), LLC                                2      TX                               100.00%
USRP (Central Avenue), LLC                        1      TX                               100.00%
USRP (Midon), LLC                                31      TX                               100.00%
USRP (Susi), LLC                                  4      TX                               100.00%
USRP (Minnesota), LLC                                    TX                               100.00%
USRP (Finance), LLC                                      TX                               100.00%
USRP (Acquisition), LLC                          12      TX                               100.00%
USRP (Popeye's), LLC                              1      TX                               100.00%
USRP (Cal), LLC                                   5      TX                               100.00%
USRP GP, LLC                                             TX                               100.00%
USRP GP1, LLC                                            TX                               100.00%
USRP GP2, LLC                                            TX                               100.00%
USRP GP3, LLC                                            TX                               100.00%
USRP GP4, LLC                                            TX                               100.00%
USRP GP5, LLC                                            TX                               100.00%
USRP (San Antonio), Ltd.                          5      TX                                99.00%
USRP (66), Ltd.                                   5      TX                                99.00%
USRP (Austin), Ltd.                               5      TX                                99.00%
USRP (Jones), LLC                                 4      TX                               100.00%
USRP (Bob), LLC                                          TX                               100.00%
USRP (Don), LLC                                          TX                               100.00%
USRP (Fred), LLC                                         TX                               100.00%
USRP (Illinois), LLC                              6      TX                               100.00%
USRP (Jennifer), LLC                                     TX                               100.00%
USRP (Missouri), LLC                              4      TX                               100.00%
USRP (St. Louis), LLC                             2      TX                               100.00%


                                                                               USRP                        Restaurant
                                              Restaurant   USRP       USRP     (FAIN        QSV       ---------------------
                                               Funding,     GP,       (CAP)     10)     Properties,   Contractor
               OWNER -->                         Inc.       LLC        Inc.     LLC         Inc.         Corp.       TOTAL
-------------------------------------------   ----------  ------      -----    -----    -----------   ----------    -------
                OWNEE
USRP Managing, Inc.                                                                                                 100.00%
USRP Renovation Corp.                                                                                               100.00%
Restaurant Acquisition Corp.                                                                                        100.00%
Restaurant Funding, Inc.                                                                                            100.00%
Restaurant Contractor Corp.                                                                                         100.00%
U.S. Restaurant Properties Operating L.P.                                                  8.31%                    100.00%
Restaurant Property Partners, L.P.              1.00%                                                               100.00%
USRP (West Virginia) Partners, L.P.                                                                                 100.00%
Restaurant Renovation Partners, L.P.                                                                                100.00%
U.S. Restaurant Properties Development L.P.                                                              1.00%      100.00%
USRP (Carolina), Ltd.                                                                                               100.00%
USRP (Lincoln), Ltd.                                                                                                100.00%
USRP (Norman), Ltd.                                                                                                 100.00%
USRP (Consolidating), LLC                                                                                           100.00%
USRP (DeeDee), LLC                                                                                                  100.00%
USRP (Sybra), LLC                                                                                                   100.00%
USRP (Ribbit), LLC                                                                                                  100.00%
USRP (Central Avenue), LLC                                                                                          100.00%
USRP (Midon), LLC                                                                                                   100.00%
USRP (Susi), LLC                                                                                                    100.00%
USRP (Minnesota), LLC                                                                                               100.00%
USRP (Finance), LLC                                                                                                 100.00%
USRP (Acquisition), LLC                                                                                             100.00%
USRP (Popeye's), LLC                                                                                                100.00%
USRP (Cal), LLC                                                                                                     100.00%
USRP GP, LLC                                                                                                        100.00%
USRP GP1, LLC                                                                                                       100.00%
USRP GP2, LLC                                                                                                       100.00%
USRP GP3, LLC                                                                                                       100.00%
USRP GP4, LLC                                                                                                       100.00%
USRP GP5, LLC                                                                                                       100.00%
USRP (San Antonio), Ltd.                                   1.00%                                                    100.00%
USRP (66), Ltd.                                            1.00%                                                    100.00%
USRP (Austin), Ltd.                                        1.00%                                                    100.00%
USRP (Jones), LLC                                                                                                   100.00%
USRP (Bob), LLC                                                                                                     100.00%
USRP (Don), LLC                                                                                                     100.00%
USRP (Fred), LLC                                                                                                    100.00%
USRP (Illinois), LLC                                                                                                100.00%
USRP (Jennifer), LLC                                                                                                100.00%
USRP (Missouri), LLC                                                                                                100.00%
USRP (St. Louis), LLC                                                                                               100.00%


                                     Sch. A

                                                                                           U.S.
                                                                   U.S.                 Restaurant
                                              # of             Restaurant      USRP     Properties     USRP       Restaurant
                                              Props            Properties,   Managing   Operating    Renovation  Acquisition
               OWNER -->                      Owned    State       Inc.        Inc.        L.P.        Corp.        Corp.
-------------------------------------------   -----    -----   -----------   --------   ----------   ----------  -----------
USRP (Sarah), LLC                                        TX                               100.00%
USRP (Seminole), LLC                                     TX                               100.00%
USRP (Steve), LLC                                        TX                               100.00%
USRP (Valerie), LLC                                      TX                               100.00%
USRP (Palma), LLC                                 3      TX                               100.00%
USRP (Smyrna), LLC                                5      TX                               100.00%
USRP (Legend), LLC                                4      TX                               100.00%
USRP (Gold), LLC                                  3      TX                               100.00%
USRP (Lavid), L.P.                                3      TX                                99.00%
USRP (CAP), Inc.                                         TX      100.00%
USRP (PAC), L.P.                                 36      TX                                99.00%
USRP (Carroll), LLC                               3      TX                               100.00%
USRP (BC), LLC                                    4      TX                               100.00%
USRP (Fain 10), L.P.                              7      TX                                99.00%
USRP (Hollis), LLC                                5      TX                               100.00%
USRP (Bill), LLC                                  5      TX                               100.00%
USRP (Chris), LLC                                 2      TX                               100.00%
USRP (Molly), LLC                                 5      TX                               100.00%
USRP (Sandra), LLC                                5      TX                               100.00%
USRP (Pat), LLC                                   5      TX                               100.00%
USRP (Kil), LLC                                          TX                               100.00%
USRP (T&C), LLC                                  18      TX                                99.00%
USRP (Quest), L.P.                                7      TX                                99.00%
USRP (Wig), LLC                                          TX                               100.00%
Oahu Terminal, LLC                                       TX                               100.00%
Oahu Convenience Stores, LLC                             TX                               100.00%


                                                                               USRP                        Restaurant
                                              Restuarnat   USRP       USRP     (FAIN        QSV       ---------------------
                                               Funding,     GP,       (CAP)     10)     Properties,   Contractor
               OWNER -->                         Inc.       LLC        Inc.     LLC         Inc.         Corp.       TOTAL
-------------------------------------------   ----------  ------      -----    -----    -----------   ----------    -------
USRP (Sarah), LLC                                                                                                   100.00%
USRP (Seminole), LLC                                                                                                100.00%
USRP (Steve), LLC                                                                                                   100.00%
USRP (Valerie), LLC                                                                                                 100.00%
USRP (Palma), LLC                                                                                                   100.00%
USRP (Smyrna), LLC                                                                                                  100.00%
USRP (Legend), LLC                                                                                                  100.00%
USRP (Gold), LLC                                                                                                    100.00%
USRP (Lavid), L.P.                                         1.00%                                                    100.00%
USRP (CAP), Inc.                                                                                                    100.00%
USRP (PAC), L.P.                                                       1.00%                                        100.00%
USRP (Carroll), LLC                                                                                                 100.00%
USRP (BC), LLC                                                                                                      100.00%
USRP (Fain 10), L.P.                                                            1.00%                               100.00%
USRP (Hollis), LLC                                                                                                  100.00%
USRP (Bill), LLC                                                                                                    100.00%
USRP (Chris), LLC                                                                                                   100.00%
USRP (Molly), LLC                                                                                                   100.00%
USRP (Sandra), LLC                                                                                                  100.00%
USRP (Pat), LLC                                                                                                     100.00%
USRP (Kil), LLC                                                                                                     100.00%
USRP (T&C), LLC                                            1.00%                                                    100.00%
USRP (Quest), L.P.                                         1.00%                                                    100.00%
USRP (Wig), LLC                                                                                                     100.00%
Oahu Terminal, LLC                                                                                                  100.00%
Oahu Convenience Stores, LLC                                                                                        100.00%


                                     Sch. A

                                   SCHEDULE B

           PROPERTIES IN WHICH THE COMPANY HOLDS A LEASEHOLD INTEREST


Store#    Location Type     Location Class    Store Status            Address                   City          State   LocationZip
------ -------------------  --------------  ---------------  ---------------------------  -----------------   -----   -----------
12708  APPLEBEES            CASUAL DINING   ACTIVE (C)       6301 UNIVERSITY AVE          CEDAR FALLS          IA     50613
12709  APPLEBEES            CASUAL DINING   ACTIVE (C)       105 CHESTNUT ST              AMES                 IA     50010-8056
12711  APPLEBEES            CASUAL DINING   ACTIVE (C)       3805 41ST AVE DR             MOLINE               IL     61265-6433
12715  APPLEBEES            CASUAL DINING   ACTIVE (C)       2810 5TH AVENUE S            FORT DODGE           IA     50501-5559
12718  APPLEBEES            CASUAL DINING   ACTIVE (C)       200 12TH AVE                 CORALVILLE           IA     52241-2927
12799  ARCO                 GAS STATION     PRELIMINARY (C)  91-914 FT WEAVER RD          EWA BEACH            HI     96706-2246
12800  ARCO                 GAS STATION     PRELIMINARY (C)  1701 DILLINGHAM BLVD         HONOLULU             HI     96819-4018
12801  ARCO                 GAS STATION     PRELIMINARY (C)  6640 HAWAII KAI DR           HONOLULU             HI     96825-1108
12802  ARCO                 GAS STATION     PRELIMINARY (C)  2105 S KING ST               HONOLULU             HI     96826-2223
12803  ARCO                 GAS STATION     PRELIMINARY (C)  56-565 KAMEHAMEHA HWY        KAHUKU               HI     96731
12804  ARCO                 GAS STATION     PRELIMINARY (C)  609 KAILUA RD                KAILUA               HI     96734-2816
12805  ARCO                 GAS STATION     PRELIMINARY (C)  45-467 KANEOHE BAY DR        KANEOHE              HI     96744-2032
12806  ARCO                 GAS STATION     PRELIMINARY (C)  47-256 HUI IWA ST            KANEOHE              HI     96744-4399
12807  ARCO                 GAS STATION     PRELIMINARY (C)  92-264 FARRINGTON HWY        WAIPAHU              HI     96797
12808  ARCO                 GAS STATION     PRELIMINARY (C)  92-577 MAKAKILO DR           KAPOLEI              HI     96707-1225
12818  ARCO                 GAS STATION     PRELIMINARY (C)  98-189 KAMEHAMEHA HWY        AIEA                 HI     96701-4815
12819  ARCO                 GAS STATION     PRELIMINARY (C)  3001 E MANOA RD              HONOLULU             HI     96822-1503
12820  ARCO                 GAS STATION     PRELIMINARY (C)  1602 NUUANU AVE              HONOLULU             HI     96817-3232
12821  ARCO                 GAS STATION     PRELIMINARY (C)  87-720 FARRINGTON HWY        WAIANAE              HI     96792-3211
12822  ARCO                 GAS STATION     PRELIMINARY (C)  2028 WILDER AVE              HONOLULU             HI     96822-3356
12823  ARCO                 GAS STATION     PRELIMINARY (C)  150 N KAMEHAMEHA HWY         WAHIAWA              HI     96786-1827
12264  BOSTON MARKET        FAST FOOD       ACTIVE (C)       90 BROADHOLLOW RD            FARMINGDALE          NY     11735-4801
  963  BURGER KING          FAST FOOD       ACTIVE (C)       9313 MIRA MESA BLVD          SAN DIEGO            CA     92126-4816
 1180  BURGER KING          FAST FOOD       ACTIVE (C)       23904 US HIGHWAY 19 N        CLEARWATER           FL     33765-1563
 1611  BURGER KING          FAST FOOD       ACTIVE (C)       575 CONNECTICUT AVE          NORWALK              CT     06854-1711
 1966  BURGER KING          FAST FOOD       ACTIVE (C)       2808 N TAMIAMI TRAIL         SARASOTA             FL     34234-5814
 2017  BURGER KING          FAST FOOD       ACTIVE (C)       2777 W 11TH AVE              EUGENE               OR     97402-3216
 2102  BURGER KING          FAST FOOD       ACTIVE (C)       614 N MONTANA AVE            HELENA               MT     59601-3852
 2183  BURGER KING          FAST FOOD       ACTIVE (C)       137 MAIN ST                  KINGSTON             MA     02364-2246
 2307  BURGER KING          FAST FOOD       ACTIVE (C)       23221 PACIFIC HIGHWAY S      KENT                 WA     98032-2721
 2386  BURGER KING          FAST FOOD       ACTIVE (C)       520 NEW RD                   SOMERS POINT         NJ     08244
 2419  BURGER KING          FAST FOOD       ACTIVE (C)       3000 S ISLAND AVE            PHILADELPHIA         PA     19153-2022
 2434  BURGER KING          FAST FOOD       ACTIVE (C)       503 N 3RD ST (OXFORD MALL)   OXFORD               PA     19363-1431
 2441  BURGER KING          FAST FOOD       ACTIVE (C)       248 CANAL ST                 BRATTLEBORO          VT     05301-3416
 2482  BURGER KING          FAST FOOD       ACTIVE (C)       3410 WILLIAM PENN HWY        WILKINS TOWNSHIP     PA     15235-5411
 2508  BURGER KING          FAST FOOD       ACTIVE (C)       223 S LINCOLN ST             SPOKANE              WA     99204-4491
 2523  BURGER KING          FAST FOOD       ACTIVE (C)       1543 W FLOYD BAKER BLVD      GAFFNEY              SC     29341-1203
 2542  BURGER KING          FAST FOOD       ACTIVE (C)       310 BALTIMORE PIKE           BEL  AIR             MD     21014-4129
 2568  BURGER KING          FAST FOOD       ACTIVE (C)       5400 YGNACIO VALLEY RD       CONCORD              CA     94521-3840
 2575  BURGER KING          FAST FOOD       ACTIVE (C)       CROSSROADS SHOPPING CNTR     WESTMINSTER          MD     21157
                                                             PO BOX 547
 2597  BURGER KING          FAST FOOD       ACTIVE (C)       1715 N WEST AVE              EL DORADO            AR     71730-3868
 2640  BURGER KING          FAST FOOD       ACTIVE (C)       3520 E ROUTE 66              FLAGSTAFF            AZ     86004-4033
 2645  BURGER KING          FAST FOOD       ACTIVE (C)       1690 BEAVER RD               BADEN                PA     15005
 2657  BURGER KING          FAST FOOD       ACTIVE (C)       6404 RINGGOLD RD             CHATTANOOGA          TN     37412-3836
 2678  BURGER KING          FAST FOOD       ACTIVE (C)       130 MAIN ST                  MIDDLETOWN           CT     06457
 2718  BURGER KING          FAST FOOD       ACTIVE (C)       2531 N BROAD ST              CAMDEN               SC     29020-2237
 2719  BURGER KING          FAST FOOD       ACTIVE (C)       2113 S FIRST ST              YAKIMA               WA     98903-2233
 2733  BURGER KING          FAST FOOD       ACTIVE (C)       1020 E FIRST ST              ANKENY               IA     50021-2027
 2800  BURGER KING          FAST FOOD       ACTIVE (C)       US HWY 130 & 206             BORDENTOWN           NJ     08505
 2808  BURGER KING          FAST FOOD       ACTIVE (C)       1481 BLACKWOOD-CLEMENTON RD  CLEMENTON            NJ     08201
 2854  BURGER KING          FAST FOOD       ACTIVE (C)       230 THREE SPRINGS DR         WEIRTON              WV     26062-3815
 2879  BURGER KING          FAST FOOD       ACTIVE (C)       185 HIGH ST                  ELLSWORTH            ME     04605
 2919  BURGER KING          FAST FOOD       ACTIVE (C)       100 COUNTY LINE RD WEST      COLUMBIANA           OH     44408-9301


                                     Sch. B

Store#    Location Type     Location Class    Store Status            Address                   City          State   LocationZip
------ -------------------  --------------  ---------------  ---------------------------  -----------------   -----   -----------
 2928  BURGER KING          FAST FOOD       ACTIVE (C)       403 E BROADWAY ST            NORTH LITTLE ROCK    AR     72114-5605
 2945  BURGER KING          FAST FOOD       ACTIVE (C)       2120 N ARGONNE RD [@ KNOX]   SPOKANE              WA     99212-2499
 2947  BURGER KING          FAST FOOD       ACTIVE (C)       15 S 8TH ST                  PHILADELPHIA         PA     19106-2345
 2955  BURGER KING          FAST FOOD       ACTIVE (C)       130 S WYOMING AVE            KINGSTON             PA     18704-3406
 2968  BURGER KING          FAST FOOD       ACTIVE (C)       1480  86TH ST                CLIVE                IA     50322
 2999  BURGER KING          FAST FOOD       ACTIVE (C)       1124 GEORGE ST WEST          LA CROSSE            WI     54603-1628
 3073  BURGER KING          FAST FOOD       ACTIVE (C)       6909 ODANA RD                MADISON              WI     53719-1038
 3079  BURGER KING          FAST FOOD       ACTIVE (C)       2710 GRAND AVE               PHOENIX              AZ     85017-5038
 3109  BURGER KING          FAST FOOD       ACTIVE (C)       2530 N CENTRAL AVE           PHOENIX              AZ     85004-1335
 3142  BURGER KING          FAST FOOD       ACTIVE (C)       RD 4 - ROUTE 30              BEDFORD              PA     15522
 3166  BURGER KING          FAST FOOD       ACTIVE (C)       900 N BRIDGE ST              CHILLICOTHE          OH     45601-1776
 3188  BURGER KING          FAST FOOD       ACTIVE (C)       1616 S BEAVER CREEK RD       OREGON CITY          OR     97045-4118
 3222  BURGER KING          FAST FOOD       ACTIVE (C)       4641 FREDERICA ST            OWENSBORO            KY     42301-7439
 3234  BURGER KING          FAST FOOD       ACTIVE (C)       4637 NE SUNSET BLVD          RENTON               WA     98059-4005
 3323  BURGER KING          FAST FOOD       ACTIVE (C)       2817 S EL CAMINO REAL        SAN MATEO            CA     94403-2728
 3344  BURGER KING          FAST FOOD       ACTIVE (C)       170 WEST EL MONTE WAY        DINUBA               CA     93618-1561
 3416  BURGER KING          FAST FOOD       ACTIVE (C)       10 N WILMOT RD               TUCSON               AZ     85711-3626
 3446  BURGER KING          FAST FOOD       ACTIVE (C)       1278 MT VERNON AVE           MARION               OH     43302-5625
 3474  BURGER KING          FAST FOOD       ACTIVE (C)       123 E LANCASTER PIKE
                                                             [@ PLANK RD]                 PAOLI                PA     19301-1421
 3543  BURGER KING          FAST FOOD       ACTIVE (C)       ROUTE 52 AIRPORT SQUARE #A   BLUEFIELD            WV     24701
 3588  BURGER KING          FAST FOOD       ACTIVE (C)       755 PAGE BLVD                SPRINGFIELD          MA     01104-3036
 3641  BURGER KING          FAST FOOD       ACTIVE (C)       2701 STEWART AVE SW          ATLANTA              GA     30315
 3645  BURGER KING          FAST FOOD       ACTIVE (C)       2710 S SIXTH ST              KLAMATH FALLS        OR     97603-4604
 3720  BURGER KING          FAST FOOD       ACTIVE (C)       805 S COLLEGE RD             WILMINGTON           NC     28403-4409
 3732  BURGER KING          FAST FOOD       ACTIVE (C)       7736 STATE AVE               KANSAS CITY          KS     66112-2820
 3758  BURGER KING          FAST FOOD       ACTIVE (C)       3100 DIXIE HWY               ERLANGER             KY     41018-1827
 3777  BURGER KING          FAST FOOD       ACTIVE (C)       2734 N  TUSTIN ST            ORANGE               CA     92865-2440
 3779  BURGER KING          FAST FOOD       ACTIVE (C)       550 FAIR RD                  STATESBORO           GA     30458-4929
                                                             [HWY 67 @ EDMOORE CT]
 3830  BURGER KING          FAST FOOD       ACTIVE (C)       2950 W PARKER RD             PLANO                TX     75075-1967
 3892  BURGER KING          FAST FOOD       ACTIVE (C)       304 HARTFORD TPKE            VERNON ROCKVILLE     CT     06066-4719
 3925  BURGER KING          FAST FOOD       ACTIVE (C)       1763 E PRINCE RD             TUCSON               AZ     85719-1926
 3978  BURGER KING          FAST FOOD       ACTIVE (C)       1219 PARKER ST               SPRINGFIELD          MA     01129-1045
 4005  BURGER KING          FAST FOOD       ACTIVE (C)       5850 W CAMELBACK RD          GLENDALE             AZ     85301-7409
 4115  BURGER KING          FAST FOOD       ACTIVE (C)       54 N GROESBECK HWY           MT CLEMENS           MI     48043-5427
 4213  BURGER KING          FAST FOOD       ACTIVE (C)       4100 CENTRAL AVE SW          ALBUQUERQUE          NM     87105-1646
 4217  BURGER KING          FAST FOOD       ACTIVE (C)       5530 ATLANTA HWY             MONTGOMERY           AL     36117-2104
                                                             [US RT 80 @ NORTH EAST
                                                             BLVD/US RTE 152]
 4418  BURGER KING          FAST FOOD       ACTIVE (C)       1860 CENTRAL AVE             ALBANY               NY     12205
 4482  BURGER KING          FAST FOOD       ACTIVE (C)       5501 RITCHIE HWY             BALTIMORE            MD     21225
 4767  BURGER KING          FAST FOOD       ACTIVE (C)       2820 BRAGG BLVD              FAYETTEVILLE         NC     28303-4041
 4808  BURGER KING          FAST FOOD       ACTIVE (C)       935 N WATERMAN AVE           SAN BERNARDINO       CA     92410-3801
 5038  BURGER KING          FAST FOOD       ACTIVE (C)       1114-B E MAIN ST             MAGNOLIA             AR     71753-3713
 6281  BURGER KING          FAST FOOD       ACTIVE (C)       4709 NC HWY 55               DURHAM               NC     277132256
 6625  BURGER KING          FAST FOOD       ACTIVE (C)       560 LEXINGTON SPRINGMILL RD  MANSFIELD            OH     44906
                                                             SPRINGFIELD SQUARE MALL
 6630  BURGER KING          FAST FOOD       ACTIVE (C)       290 MAIN ST                  BINGHAMPTON          NY     13905-2518
 7149  BURGER KING          FAST FOOD       ACTIVE (C)       4035 ROUTE 31                LIVERPOOL            NY     13090
13001  CITGO                GAS STATION     ACTIVE (C)       2223 N HOWARD ST
                                                             (N HOWARD ST & W 23RD ST
                                                             & MACE ST)                   BALTIMORE            MD     21218-5610
13002  CITGO                GAS STATION     ACTIVE (C)       8300 BALTIMORE NATIONAL
                                                             PIKE [US RT 40]              ELLICOTT CITY        MD     21043-3410
12696  CLARK OIL            GAS STATION     ACTIVE (C)       8341 OLIVE STREET RD         UNIVERSITY CITY      MO     63132-2813
13039  CONOCO               GAS STATION     ACTIVE (C)       275 N LEE ST                 FORSYTH              GA     31029-2164
13040  CONOCO               GAS STATION     ACTIVE (C)       1140 W JESSE JEWEL PKWY      GAINESVILLE          GA     30501


                                     Sch. B

Store#    Location Type     Location Class    Store Status            Address                   City          State   LocationZip
------ -------------------  --------------  ---------------  ---------------------------  -----------------   -----   -----------
12581  EL CHICO             CASUAL DINING   GROUND LEASE (I) 7621 BAKER BLVD              RICHLAND HILLS       TX     76118-5905
12060  FAZOLIS              FAST FOOD       ACTIVE (C)       315 S COLLEGE MALL RD        BLOOMINGTON          IN     47401-6407
 9568  HARDEES              FAST FOOD       ACTIVE (C)       2405 BOUNDARY ST             BEAUFORT             SC     29906-7302
                                                             [HWY 21]
 9569  HARDEES              FAST FOOD       ACTIVE (C)       4992 ALTAMA AVE              BRUNSWICK            GA     31525-2913
 9572  HARDEES              FAST FOOD       ACTIVE (C)       309 W HIGHWAY 80             GARDEN CITY          GA     31408-3103
 9579  HARDEES              FAST FOOD       ACTIVE (C)       HWY 144 & 17                 RICHMOND HILL        GA     31324
                                                             PO BOX 2094
 9589  HARDEES              FAST FOOD       ACTIVE (C)       524 MEMORIAL DR              WAYCROSS             GA     31501-2909
12063  MEMPHIS BEST         CASUAL DINING   ACTIVE (C)       8071 MANCHESTER RD           ST LOUIS             MO     63144-2817
12065  PIZZA HUT            FAST FOOD       ACTIVE (C)       5101 W 98TH ST               BLOOMINGTON          MN     55437
12265  PIZZA HUT            FAST FOOD       ACTIVE (C)       3743 HEMPSTEAD TPKE          LEVITTOWN            NY     11756
                                                             [AKA 3737 HEMPSTEAD TPKE]
12942  SPAGHETTI WAREHOUSE  CASUAL DINING   ACTIVE (C)       40 W HULING AVE              MEMPHIS              TN     38103-4128
 2090  TACO CABANA          FAST FOOD       ACTIVE (C)       882 STATE ROUTE 28           MILFORD              OH     45150-1952
12363  TIPPINS RESTAURANT   CASUAL DINING   ACTIVE (C)       2931 S NOLAND RD             INDEPENDENCE         MO     64055-1323
 2788  TRADE A GAME         OTHER           ACTIVE (C)       11519 E SPRAGUE AVE          SPOKANE              WA     99206-5134
 2447  UNKNOWN              OTHER           DARK (C)         1090 SOUTH BIG "A" ROAD      TOCCOA               GA     30577-3814
 2888  UNKNOWN              OTHER           DARK (C)         7278 E POINT DOUGLAS RD S    COTTAGE GROVE        MN     55016-3016


                                     Sch. B

                                   SCHEDULE C

                   TENANT RIGHTS OF FIRST REFUSAL/FIRST OFFER

  Store#  Location Type  Location Class    Store Status           Address                      City             State     Zip
  ------  -------------  --------------    ------------           -------                      ----             -----     ---
   12058 ACAPULCOS       CASUAL DINING      ACTIVE (C)       2880 COON RAPIDS BLVD           COON RAPIDS          MN     55433

   12136 ARBYS           FAST FOOD          ACTIVE (C)       8068 N WAYNE RD                 WESTLAND             MI     48185-1110

   12603 ARBYS           FAST FOOD          ACTIVE (C)       2238 ARDEN WAY                  SACRAMENTO           CA     95825-3302

   12644 ARBYS           FAST FOOD          ACTIVE (C)       8254 W GRAND RIVER RD           BRIGHTON             MI     48114-9302

   12645 ARBYS           FAST FOOD          ACTIVE (C)       8685 BIRCH RUN RD               BIRCH RUN            MI     48415-9700

   12646 ARBYS           FAST FOOD          ACTIVE (C)       299 N ROUTE 73                  WEST BERLIN          NJ     08009-9750

   12673 ARBYS           FAST FOOD          ACTIVE (C)       RT 11, CARLISLE PIKE            SILVER SPRINGS       PA     17575

   12987 ARBYS           FAST FOOD          ACTIVE (C)       14555 TELEGRAPH RD              REDFORD              MI     48239-3370

   12549 ARCO            GAS STATION        ACTIVE (C)       11254 I AVE                     HESPERIA             CA     92345-5164

   12586 ARCO            GAS STATION        ACTIVE (C)       777 N GLENDORA AVE              LA PUENTE            CA     91744-4014

   12587 ARCO            GAS STATION        ACTIVE (C)       12726 S WESTERN AVE             LOS ANGELES          CA     90047-5253

   12858 BJS MARKET      CASUAL DINING      ACTIVE (C)       8734 S STONEY ISLAND AVE        CHICAGO              IL     60617-2708

   12258 BOARD SHOP      OTHER              ACTIVE (C)       320 PATCHOGUE-PORT              PORT JEFFERSON       NY     11777
                                                                 JEFFERSON RD

    2046 BURGER KING     FAST FOOD          ACTIVE (C)       2408 NW 9TH ST                  CORVALLIS            OR     97330-1559

    2705 BURGER KING     FAST FOOD          ACTIVE (C)       16901 E HIGHWAY 24              INDEPENDENCE         MO     64056-1531

    5230 BURGER KING     FAST FOOD          ACTIVE (C)       379 S LOVEKIN BLVD              BLYTHE               CA     92225-2709

    9279 BURGER KING     FAST FOOD          ACTIVE (C)       102 JULIUSTOWN RD               BROWNS MILLS         NJ     08015-3136

   12116 CHARLESTONS     CASUAL DINING      ACTIVE (C)       300 ED NOBLE PKWY               NORMAN               OK     73072-4829

   12118 CHARLESTONS     CASUAL DINING      ACTIVE (C)       6839 S YALE AVE                 TULSA                OK     74136-3365

   12582 CHARLESTONS     CASUAL DINING      ACTIVE (C)       6815 E 82ND ST                  INDIANAPOLIS         IN     46250-1507

   12675 CHARLESTONS     CASUAL DINING      ACTIVE (C)       1040 N 54TH ST                  CHANDLER             AZ     85226-1030

   12246 CHECKERS        FAST FOOD          ACTIVE (C)       9014 STATE RD 52                HUDSON               FL     34669-3025

   12247 CHECKERS        FAST FOOD          ACTIVE (C)       8800 N 56TH ST                  TAMPA                FL     33617-6204

   12248 CHECKERS        FAST FOOD          ACTIVE (C)       3418 HOEDT RD                   TAMPA                FL     33618-1639

   12546 CHEVRON         GAS STATION        PRELIMINARY (C)  1110 W GLADSTONE ST             SAN DIMAS            CA     91740

   12766 CHEVRON         GAS STATION        ACTIVE (C)       15933 MAIN ST                   HESPERIA             CA     92345-3537

   12768 CHEVRON         GAS STATION        ACTIVE (C)       1580 W REDLANDS BLVD            REDLANDS             CA     92373-8024

   12033 CHILIS          CASUAL DINING      ACTIVE (C)       916 BROADWAY AVE                BOISE                ID     83706-3623

   12034 CHILIS          CASUAL DINING      ACTIVE (C)       426 N TELSHOR BLVD              LAS CRUCES           NM     88011-8240

   12035 CHILIS          CASUAL DINING      ACTIVE (C)       772 E MILLSAP RD                FAYETTEVILLE         AR     72703-4003

   12036 CHILIS          CASUAL DINING      ACTIVE (C)       3202 S 143RD PLAZA              OMAHA                NE     68144-5617

   12037 CHILIS          CASUAL DINING      ACTIVE (C)       1047 W RIVERDALE RD             RIVERDALE            UT     84405-3720

   12038 CHILIS          CASUAL DINING      ACTIVE (C)       1320 DELL RANGE BLVD            CHEYENNE             WY     82009-4859

   13001 CITGO           GAS STATION        ACTIVE (C)       2223 N HOWARD ST                BALTIMORE            MD     21218-5610
                                                                  (N HOWARD ST & W
                                                                  23RD ST & MACE ST)

   13002 CITGO           GAS STATION        ACTIVE (C)       8300 BALTIMORE NATIONAL PIKE    ELLICOTT CITY        MD     21043-3410
                                                                  [US RT 40]

   12826 CONOCO          GAS STATION        ACTIVE (C)       832 CLAY RD SW                  MABELTON             GA     30126-2230

   12827 CONOCO          GAS STATION        ACTIVE (C)       1057 BANKHEAD HWY [HWY 78]      MABLETON             GA     30126

   12828 CONOCO          GAS STATION        ACTIVE (C)       4321 BROWNSVILLE RD             POWDER SPRINGS       GA     30127-3142

   12829 CONOCO          GAS STATION        ACTIVE (C)       3336 BANKHEAD HWY               LITHIA SPRINGS       GA     30122-1411

   12830 CONOCO          GAS STATION        ACTIVE (C)       2712 POWDER SPRINGS RD SW       MARIETTA             GA     30064-4518

   12831 CONOCO          GAS STATION        ACTIVE (C)       3550 POWDER SPRINGS RD          POWDER SPRINGS       GA     30127-2367

   12832 CONOCO          GAS STATION        ACTIVE (C)       6990 S SWEETWATER RD            LITHIA SPRINGS       GA     30122-2466

   13018 CONOCO          GAS STATION        ACTIVE (C)       4160 FULTON INDUSTRIAL BLVD     ATLANTA              GA     30336-1735

   13019 CONOCO          GAS STATION        ACTIVE (C)       2832 LAWRENCEVILLE HWY          TUCKER               GA     30084-6921

   13020 CONOCO          GAS STATION        ACTIVE (C)       2120 CANTON HWY                 MARIETTA             GA     30066-5338

   13021 CONOCO          GAS STATION        ACTIVE (C)       1417 IRIS DR SE                 CONYERS              GA     30094

   13022 CONOCO          GAS STATION        ACTIVE (C)       5022 OLD NATIONAL HWY           COLLEGE PARK         GA     30349-3258

   13023 CONOCO          GAS STATION        ACTIVE (C)       802 THORNTON RD                 LITHIA SPRINGS       GA     30122-2609

   13024 CONOCO          GAS STATION        ACTIVE (C)       1836 MOUNTAIN INDUSTRIAL BLVD   TUCKER               GA     30084-6617

   13025 CONOCO          GAS STATION        ACTIVE (C)       2470 WESLEY CHAPEL RD           DECATUR              GA     30035-3421


                                     Sch. C


  Store#  Location Type  Location Class    Store Status           Address                      City             State     Zip
  ------  -------------  --------------    ------------           -------                      ----             -----     ---

   13026 CONOCO          GAS STATION        ACTIVE (C)       4617 JONESBORO RD               UNION CITY           GA     30291-2048

   13027 CONOCO          GAS STATION        ACTIVE (C)       4530 GLENWOOD RD                DECATUR              GA     30032-5112

   13028 CONOCO          GAS STATION        ACTIVE (C)       3640 CAMPBELLTON RD             ATLANTA              GA     30331-5200

   13029 CONOCO          GAS STATION        ACTIVE (C)       9420 HWY 92                     WOODSTOCK            GA     30188-3864

   13030 CONOCO          GAS STATION        ACTIVE (C)       4336 FULTON INDUSTRIAL BLVD     ATLANTA              GA     30336-1927

   13031 CONOCO          GAS STATION        ACTIVE (C)       6937 JONESBORO RD               MORROW               GA     30260-2904

   13032 CONOCO          GAS STATION        ACTIVE (C)       1795 BEAVER RUIN RD             NORCROSS             GA     30093-2810

   13033 CONOCO          GAS STATION        ACTIVE (C)       3801 FLAT SHOALS RD             DECATUR              GA     30034-4003

   13034 CONOCO          GAS STATION        ACTIVE (C)       2347 CANTON HWY                 MARIETTA             GA     30066-5378

   13035 CONOCO          GAS STATION        ACTIVE (C)       1913 E PIEDMONT RD              MARIETTA             GA     30062-1887

   13036 CONOCO          GAS STATION        ACTIVE (C)       600 S MARIETTA PKWY             MARIETTA             GA     30060

   13037 CONOCO          GAS STATION        ACTIVE (C)       6692 TARA BLVD                  JONESBORO            GA     30236-1200

   13038 CONOCO          GAS STATION        ACTIVE (C)       3118 HWY 278 NW                 COVINGTON            GA     30014-2304

   13039 CONOCO          GAS STATION        ACTIVE (C)       275 N LEE ST                    FORSYTH              GA     31029-2164

   13040 CONOCO          GAS STATION        ACTIVE (C)       1140 W JESSE JEWEL PKWY         GAINESVILLE          GA     30501

   13041 CONOCO          GAS STATION        ACTIVE (C)       6569 HWY 92                     ACWORTH              GA     30102-2503

   13042 CONOCO          GAS STATION        ACTIVE (C)       1100 HWY 19 N                   THOMASTON            GA     30286-2202

   13043 CONOCO          GAS STATION        ACTIVE (C)       6114 COVINGTON HWY              DECATUR              GA     30035-3802

   13044 CONOCO          GAS STATION        ACTIVE (C)       1744 HWY 138 NE                 CONYERS              GA     30013-1262

   12544 CRESCENT CAR
         WASH            OTHER              ACTIVE (C)       8471 WALKER ST                  LA PALMA             CA     90623-2126

    9522 DAIRY QUEEN     FAST FOOD          ACTIVE (C)       HIGHWAY 69                      ALTO                 TX     75925

    9523 DAIRY QUEEN     FAST FOOD          ACTIVE (C)       416 US HWY 96 N                 BUNA                 TX     77612

    9524 DAIRY QUEEN     FAST FOOD          ACTIVE (C)       902 W PANOLA ST                 CARTHAGE             TX     75633-2338

    9525 DAIRY QUEEN     FAST FOOD          ACTIVE (C)       1001 E SABINE ST                CARTHAGE             TX     75633

    9526 DAIRY QUEEN     FAST FOOD          ACTIVE (C)       515 S WASHINGTON AVE            CLEVELAND            TX     77327-4857

    9527 DAIRY QUEEN     FAST FOOD          ACTIVE (C)       HWY 59 S                        CORRIGAN             TX     75939

    9528 DAIRY QUEEN     FAST FOOD          ACTIVE (C)       104 E HWY 90                    DAYTON               TX     77535-2624

    9529 DAIRY QUEEN     FAST FOOD          ACTIVE (C)       202 N TEMPLE                    DIBOLL               TX     75941-1726

    9530 DAIRY QUEEN     FAST FOOD          ACTIVE (C)       W HWY 287                       GROVETON             TX     75845

    9531 DAIRY QUEEN     FAST FOOD          ACTIVE (C)       400 SABINE                      HEMPHILL             TX     75948
                                                                 [ON HWY 87 WHERE IT
                                                                 INTERSECTS FM 83]

    9532 DAIRY QUEEN     FAST FOOD          ACTIVE (C)       24022 E LAKE HOUSTON PKWY       HUFFMAN              TX     77336-4439

    9533 DAIRY QUEEN     FAST FOOD          ACTIVE (C)       209 E FIRST ST                  HUMBLE               TX     77338

    9534 DAIRY QUEEN     FAST FOOD          ACTIVE (C)       HWY 69                          HUNTINGTON           TX     75949

    9535 DAIRY QUEEN     FAST FOOD          ACTIVE (C)       3207 INTERSTATE 45              HUNTSVILLE           TX     77340

    9536 DAIRY QUEEN     FAST FOOD          ACTIVE (C)       902 11TH ST                     HUNTSVILLE           TX     77340-3962

    9537 DAIRY QUEEN     FAST FOOD          ACTIVE (C)       987 S WHEELER ST                JASPER               TX     75951-4638

    9538 DAIRY QUEEN     FAST FOOD          ACTIVE (C)       413 N MARGARET AVE              KIRBYVILLE           TX     75956-1605

    9539 DAIRY QUEEN     FAST FOOD          ACTIVE (C)       HWY 69 SOUTH                    KOUNTZE              TX     77625

    9540 DAIRY QUEEN     FAST FOOD          ACTIVE (C)       1702 N MAIN ST                  LIBERTY              TX     77575-3728

    9541 DAIRY QUEEN     FAST FOOD          ACTIVE (C)       1306 N WASHINGTON AVE           LIVINGSTON           TX     77351-2340

    9542 DAIRY QUEEN     FAST FOOD          ACTIVE (C)       305 S TIMBERLAND DR             LUFKIN               TX     75901-0459

    9543 DAIRY QUEEN     FAST FOOD          CLOSED (C)       2207 S FIRST ST                 LUFKIN               TX     75901-5903

    9544 DAIRY QUEEN     FAST FOOD          ACTIVE (C)       301 S JOHN REDDITT DR           LUFKIN               TX     75904-3130

    9545 DAIRY QUEEN     FAST FOOD          ACTIVE (C)       2305 ATKINSON DR                LUFKIN               TX     75901-2509

    9546 DAIRY QUEEN     FAST FOOD          ACTIVE (C)       933 N UNIVERSITY DR             NACOGDOCHES          TX     75961-4647

    9547 DAIRY QUEEN     FAST FOOD          ACTIVE (C)       HWY 190                         ONALASKA             TX     77360

    9548 DAIRY QUEEN     FAST FOOD          ACTIVE (C)       906 W 24TH ST                   PINELAND             TX     75968
                                                             [HWY 96 @ FM HWY 83]

    9549 DAIRY QUEEN     FAST FOOD          ACTIVE (C)       US HWY 59 EAST                  PORTER               TX     77365

    9550 DAIRY QUEEN     FAST FOOD          ACTIVE (C)       1301 N DICKINSON DR             RUSK                 TX     75785-1051

    9551 DAIRY QUEEN     FAST FOOD          ACTIVE (C)       1010 NACOGDOCHES HWY            SAN AUGUSTINE        TX     75972

    9552 DAIRY QUEEN     FAST FOOD          ACTIVE (C)       HWY 59 N                        SHEPHERD             TX     77371

    9553 DAIRY QUEEN     FAST FOOD          ACTIVE (C)       1180 NORTH 5TH ST               SILSBEE              TX     77656-3847

    9554 DAIRY QUEEN     FAST FOOD          ACTIVE (C)       335 HWY 105 EAST                SOUR LAKE            TX     77659

    9555 DAIRY QUEEN     FAST FOOD          ACTIVE (C)       INTERSTATE 20 @ SPUR 156        WASKOM               TX     75692

    9556 DAIRY QUEEN     FAST FOOD          ACTIVE (C)       HWY 69 NORTH                    WELLS                TX     75976

    9557 DAIRY QUEEN     FAST FOOD          CLOSED (C)       1308 W BLUFF ST                 WOODVILLE            TX     75979-4624



                                     Sch. C

  Store#  Location Type  Location Class    Store Status           Address                      City             State     Zip
  ------  -------------  --------------    ------------           -------                      ----             -----     ---
    9558 DAIRY QUEEN     FAST FOOD          ACTIVE (C)       1009 S MAGNOLIA ST              WOODVILLE            TX     75979-5609

   12310 DAMONS          CASUAL DINING      ACTIVE (C)       3868 STONE MOUNTAIN HWY         SNELLVILLE           GA     30039-3935
                                                                  [HWY 78 W]

   12862 DENNYS          CASUAL DINING      ACTIVE (C)       8737 W GRAND AVE                PEORIA               AZ     85345-8105

   12863 DENNYS          CASUAL DINING      ACTIVE (C)       10614 N 43RD AVE                GLENDALE             AZ     85304-4147

   12331 EMBERS          CASUAL DINING      ACTIVE (C)       4805 MERLE HAY RD               DES MOINES           IA     50322-1966

   12332 EMBERS          CASUAL DINING      ACTIVE (C)       3838 W MAIN AVE                 FARGO                ND     58103-1142

   12333 EMBERS          CASUAL DINING      ACTIVE (C)       2600 HENNEPIN AVE               MINNEAPOLIS          MN     55408-1149

   12334 EMBERS          CASUAL DINING      ACTIVE (C)       2626 ROSE ST                    LA CROSSE            WI     54603-1616

   12335 EMBERS          CASUAL DINING      CLOSED (C)       3300 E LAKE ST                  MINNEAPOLIS          MN     55406-2032

   12337 EMBERS          CASUAL DINING      ACTIVE (C)       1664 UNIVERSITY AVE WEST        ST PAUL              MN     55104-3794

   12338 EMBERS          CASUAL DINING      ACTIVE (C)       108 17TH AVENUE SW              ROCHESTER            MN     55902-0370

   12340 EMBERS          CASUAL DINING      ACTIVE (C)       3240 W DIVISION ST              ST CLOUD             MN     56301-3821

   12657 MIAMI SUBS      FAST FOOD          ACTIVE (C)       2103 N TOWN EAST BLVD           MESQUITE             TX     75150-4039

   12669 MOBIL           GAS STATION        ACTIVE (C)       QUEEN CITY MOBIL                HOOKSETT             NH     03106-3624
                                                             28 WEST RIVER ROAD (ROUTE 3A)

   12999 MOBIL           GAS STATION        ACTIVE (C)       750 E 25TH ST                   BALTIMORE            MD     21218-5436

   12548 MURPHYS GARAGE  OTHER              PRELIMINARY (C)  14988 HESPERIA RD               VICTORVILLE          CA     92392-3924

    9560 PIZZA HUT       FAST FOOD          ACTIVE (C)       1420 NE EVANGELINE THRUWAY      LAFAYETTE            LA     70501

    9561 PIZZA HUT       FAST FOOD          ACTIVE (C)       1259 COLUMBIA AVE               FRANKLIN             TN     37064-3639

    9562 PIZZA HUT       FAST FOOD          ACTIVE (C)       7224 MAYNARDVILLE PIKE          KNOXVILLE            TN     37918-5740

    9563 PIZZA HUT       FAST FOOD          CLOSED (C)       1135 N MIDWEST BLVD             MIDWEST CITY         OK     73110

    9564 PIZZA HUT       FAST FOOD          ACTIVE (C)       4019 N 19TH ST                  WACO                 TX     76708-1679

    9595 PIZZA HUT       FAST FOOD          ACTIVE (C)       290 LUKE FIDLER RD              SHAMOKIN             PA     17866-3830

   13016 POPEYES         FAST FOOD          ACTIVE (C)       110 S BICKETT BLVD              LOUISBURG            NC     27549-2671

   12938 SPAGHETTI
         WAREHOUSE       CASUAL DINING      ACTIVE (C)       1815 N MARKET ST                DALLAS               TX     75202-1898

   12939 SPAGHETTI
         WAREHOUSE       CASUAL DINING      ACTIVE (C)       901 COMMERCE ST                 HOUSTON              TX     77002-1718

   12940 SPAGHETTI
         WAREHOUSE       CASUAL DINING      ACTIVE (C)       117 W 4TH ST                    AUSTIN               TX     78701-3914

   12941 SPAGHETTI
         WAREHOUSE       CASUAL DINING      ACTIVE (C)       600 E EXCHANGE AVE              FT WORTH             TX     76106-8279

   12942 SPAGHETTI
         WAREHOUSE       CASUAL DINING      ACTIVE (C)       40 W HULING AVE                 MEMPHIS              TN     38103-4128

   12943 SPAGHETTI
         WAREHOUSE       CASUAL DINING      ACTIVE (C)       2475 DELK RD SE                 MARIETTA             GA     30067-6311

   12944 SPAGHETTI
         WAREHOUSE       CASUAL DINING      ACTIVE (C)       101 E SHERIDAN AVE              OKLAHOMA CITY        OK     73104-2431

   12946 SPAGHETTI
         WAREHOUSE       CASUAL DINING      ACTIVE (C)       1226 E HOUSTON ST               SAN ANTONIO          TX     78205-2033

   12947 SPAGHETTI
         WAREHOUSE       CASUAL DINING      ACTIVE (C)       1900 MONTICELLO AVE             NORFOLK              VA     23517-2339

   12948 SPAGHETTI
         WAREHOUSE       CASUAL DINING      ACTIVE (C)       221 E BRADY ST                  TULSA                OK     74103-2011

   12949 SPAGHETTI
         WAREHOUSE       CASUAL DINING      ACTIVE (C)       101 BUSSE RD                    EL GROVE VILLAGE     IL     6007-1631

   12950 SPAGHETTI
         WAREHOUSE       CASUAL DINING      ACTIVE (C)       60 CONGRESS ST                  SPRINGFIELD          MA     01104-3415

   12951 SPAGHETTI
         WAREHOUSE       CASUAL DINING      ACTIVE (C)       4440 OGDEN AVE                  AURORA               IL     60504-7949

   12952 SPAGHETTI
         WAREHOUSE       CASUAL DINING      ACTIVE (C)       1517 N CENTRAL EXPWY            PLANO                TX     75075-7022

   12953 SPAGHETTI
         WAREHOUSE       CASUAL DINING      ACTIVE (C)       1255 INTERSTATE 20 WEST         ARLINGTON            TX     76017-5859

   12954 SPAGHETTI
         WAREHOUSE       CASUAL DINING      ACTIVE (C)       12815 SOUTHWEST FRWY            STAFFORD             TX     77477-3808

   12955 SPAGHETTI
         WAREHOUSE       CASUAL DINING      ACTIVE (C)       1612 AIRPORT FRWY               BEDFORD              TX     76022-6854

   12956 SPAGHETTI
         WAREHOUSE       CASUAL DINING      ACTIVE (C)       2849 W AIRPORT FRWY             IRVING               TX     75062-6024

   12876 TACO CABANA     FAST FOOD          ACTIVE (C)       1827 GREENVILLE AVE             DALLAS               TX     75206-7436


                                     Sch. C


  Store#  Location Type  Location Class    Store Status           Address                      City             State     Zip
  ------  -------------  --------------    ------------           -------                      ----             -----     ---

   12877 TACO CABANA     FAST FOOD          ACTIVE (C)       12475 E NORTHWEST HWY           DALLAS               TX     75228-8005

   12878 TACO CABANA     FAST FOOD          ACTIVE (C)       1505 N COLLINS ST               ARLINGTON            TX     76011-4941

   12879 TACO CABANA     FAST FOOD          ACTIVE (C)       4355 CAMP WISDOM RD             DALLAS               TX     75237-2418

   12540 WENDYS          FAST FOOD          ACTIVE (C)       14113 JEFFERSON DAVIS HWY [RTE  WOODBRIDGE           VA     22191-2104
                                                             1]

   12541 WENDYS          FAST FOOD          ACTIVE (C)       8215 LANDOVER RD                LANDOVER             MD     20785-2711

     153 STORES



                                     Sch. C

                                  SCHEDULE D

                   Properties Which Are Not Triple Net Leased


-----------------------------------------------------------------------------------------------------------------------------------

STORE # BRAND                    TYPE             STATUS                ADDRESS                            CITY             STATE
-----------------------------------------------------------------------------------------------------------------------------------
   2599 UNKNOWN                  OTHER            BEING CONVERTED (C)   745 E FOOTHILL BLVD                RIALTO            CA

   2244 UNKNOWN                  OTHER            DARK (C)              2426 W OWEN K GARRIOTT RD          ENID              OK

   2447 UNKNOWN                  OTHER            DARK (C)              1090 SOUTH BIG "A" ROAD            TOCCOA            GA

   2888 UNKNOWN                  OTHER            DARK (C)              7278 E POINT DOUGLAS RD S          COTTAGE GROVE     MN

   4709 UNKNOWN                  OTHER            DARK (C)              2720 GETWELL RD                    MEMPHIS           TN

   9504 UNKNOWN                  OTHER            DARK (C)              2410 I-35 E SOUTH                  DENTON            TX

   9576 UNKNOWN                  OTHER            DARK (C)              1369 HWY 40 EAST                   KINGSLAND         GA
                                                                        STATE RT 40 @ JSJ RD (NEAR I-95)

  12056 UNKNOWN                  OTHER            DARK (C)              3846 LAFAYETTE RD                  INDIANAPOLIS      IN

  12077 UNKNOWN                  OTHER            DARK (C)              3275 W 86TH ST                     INDIANAPOLIS      IN

  12478 UNKNOWN                  OTHER            DARK (C)              2025 NEW HAVEN AVE                 W MELBOURNE       FL

  12543 UNKNOWN                  OTHER            DARK (C)              4311 W MAIN ST                     BELLEVILLE        IL

  12277 DEVELOPMENT              OTHER            UNDER CONST (C)                                          PLANO             TX

  12384 SHELL OIL                GAS STATION      UNDER CONST (C)                                          SAN ANTONIO       TX

  12416 DEVELOPMENT              OTHER            UNDER CONST (C)       I-35 & WONDERWORLD DRIVE           SAN MARCOS        TX

  12431 SHELL OIL                GAS STATION      UNDER CONST (C)       I-35 AND WELLS BRANCH              AUSTIN            TX

  12522 MEMPHIS BAR-B-Q          CASUAL DINING    UNDER CONST (C)       BOWIE GATEWAY CENTER               BOWIE             MD

  12525 DEVELOPMENT              OTHER            UNDER CONST (C)       DAVIS BLVD & PRECINCT LINE RD      N RICHLAND HILLS  TX

  12667 UNCLE BUDS RESTAURANT    CASUAL DINING    UNDER CONST (C)       2295 RONALD REAGAN PKWY            SNELLVILLE        GA

  12735 UNKNOWN                  OTHER            UNDER CONST (C)       101 E LAMBERT RD                   LA HABRA          CA

  12743 AMERICAN FRONTIER MART   GAS STATION      UNDER CONST (C)       LOOP 363 AND I-35                  TEMPLE            TX

  12747 AMERICAN FRONTIER MART   GAS STATION      UNDER CONST (C)       14000 SPRING CYPRESS RD            HOUSTON           TX
                                                                        [@GRANT RD]

  12765 DEVELOPMENT              OTHER            UNDER CONST (C)                                          ONTARIO           CA

  12767 DEVELOPMENT              OTHER            UNDER CONST (C)                                          SAN BERNADINO     CA

  12983 CHARLESTONS              CASUAL DINING    UNDER CONST (C)       14636 US 31 NORTH                  CARMEL            IN

  90003 DEVELOPMENT              OTHER            UNDER CONST (C)                                          KELLER            TX

  90004 DEVELOPMENT              OTHER            UNDER CONST (C)                                          SAN ANTONIO       TX

  90006 DEVELOPMENT              OTHER            UNDER CONST (C)                                          FLOWER MOUND      TX

  90007 DEVELOPMENT              OTHER            UNDER CONST (C)       2107 CULEBRA RD                    SAN ANTONIO       TX

  90008 CO BRANDED STORE         CO-BRANDED       UNDER CONST (C)       FRANKLIN & NEW ROAD                WACO              TX

  90009 CO BRANDED STORE         CO-BRANDED       UNDER CONST (C)       HALL JOHNSON RD & ROUTE 121        GRAPEVINE         TX

  90012 DEVELOPMENT              OTHER            UNDER CONST (C)       HIGHWAY 3 AND FM 1959              HOUSTON           TX



                                     Sch. D